Exhibit 4.8
















                           CPM DEVELOPMENT CORPORATION

                         PROFIT SHARING RETIREMENT PLAN



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                                TABLE OF CONTENTS

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


1. DEFINITIONS.................................................................1
         1.1      ACP or ACP TEST..............................................1
         1.2      ACTUAL DEFERRAL PERCENTAGE TEST..............................1
         1.3      ADP or ADP TEST..............................................2
         1.4      ADMINISTRATOR................................................3
         1.5      ADOPTING EMPLOYER............................................3
         1.6      AFFILIATED EMPLOYER..........................................3
         1.7      AGE..........................................................3
         1.8      ANNIVERSARY DATE.............................................3
         1.9      ANNUITY STARTING DATE........................................3
         1.10     AVERAGE CONTRIBUTION PERCENTAGE TEST.........................3
         1.11     BENEFICIARY..................................................5
         1.12     BREAK IN SERVICE.............................................5
         1.13     CODE.........................................................5
         1.14     COMPENSATION.................................................5
         1.15     DAVIS-BACON CONTRIBUTION.....................................6
         1.16     DISABILITY...................................................6
         1.17     EARLY RETIREMENT AGE.........................................6
         1.18     EARNED INCOME................................................6
         1.19     ELECTIVE DEFERRAL............................................6
         1.20     ELIGIBLE PARTICIPANT.........................................6
         1.21     EMPLOYEE.....................................................7
         1.22     EMPLOYER.....................................................7
         1.23     FIDUCIARY....................................................7
         1.24     FISCAL YEAR..................................................7
         1.25     FORFEITURE...................................................7
         1.26     HCE..........................................................7
         1.27     HIGHLY COMPENSATED EMPLOYEE..................................8
         1.28     HOUR OF SERVICE..............................................8
         1.29     KEY EMPLOYEE.................................................8
         1.30     LEASED EMPLOYEE..............................................9
         1.31     LIMITATION YEAR..............................................9
         1.32     MATCHING CONTRIBUTION........................................9
         1.33     MATERNITY OR PATERNITY LEAVE.................................9
         1.34     NHCE.........................................................9
         1.35     NON-ELECTIVE CONTRIBUTIONS...................................9
         1.36     NON-HIGHLY COMPENSATED EMPLOYEE..............................9
         1.37     NON-KEY EMPLOYEE.............................................9
         1.38     NORMAL RETIREMENT AGE........................................9
         1.39     NORMAL RETIREMENT DATE......................................10
         1.40     OWNER-EMPLOYEE..............................................10
         1.41     PARTICIPANT.................................................10
         1.42     PARTICIPANT'S ACCOUNT.......................................10
         1.43     PERMISSIVE AGGREGATION GROUP................................10
         1.44     PLAN........................................................10
         1.45     PLAN YEAR...................................................10
         1.46     POLICY......................................................10
         1.47     QMAC........................................................10
         1.48     QNEC........................................................10
         1.49     QUALIFIED MATCHING CONTRIBUTION.............................10
         1.50     QUALIFIED NON-ELECTIVE CONTRIBUTIONS........................11
         1.51     REQUIRED AGGREGATION GROUP..................................11
         1.52     REQUIRED BEGINNING DATE.....................................11
         1.53     SECTION 415 COMPENSATION....................................11
         1.54     SELF-EMPLOYED INDIVIDUAL....................................12
         1.55     SHAREHOLDER-EMPLOYEE........................................12
         1.56     SUPER TOP HEAVY.............................................12
         1.57     TERMINATION OF EMPLOYMENT...................................12
         1.58     TERMINATED PARTICIPANT......................................12
         1.59     TOP HEAVY...................................................12
         1.60     TOP HEAVY MINIMUM ALLOCATION................................12
         1.61     TOP HEAVY RATIO.............................................13
         1.62     TRUSTEE.....................................................14
         1.63     TRUST FUND..................................................14
         1.64     VALUATION DATE..............................................14
         1.65     VESTED AGGREGATE ACCOUNT....................................14
         1.66     VESTED INTEREST.............................................14
         1.67     YEAR OF SERVICE.............................................14

2. PLAN PARTICIPATION.........................................................15
         2.1      ELIGIBILITY REQUIREMENTS....................................15
         2.2      ENTRY DATE..................................................16
         2.3      WAIVER OF PARTICIPATION.....................................16
         2.4      CESSATION OF PARTICIPATION..................................17
         2.5      RESTRICTIONS ON OWNER-EMPLOYEES.............................17

3. CONTRIBUTIONS AND ALLOCATIONS..............................................17
         3.1      EMPLOYER CONTRIBUTIONS......................................17
         3.2      ALLOCATION OF EMPLOYER CONTRIBUTIONS........................19
         3.3      ALLOCATION OF EARNINGS AND LOSSES...........................20
         3.4      ALLOCATION OF FORFEITURES...................................20
         3.5      TOP HEAVY MINIMUM ALLOCATION................................21
         3.6      FAILSAFE ALLOCATION.........................................21
         3.7      ROLLOVERS...................................................21

4. PLAN BENEFITS..............................................................22
         4.1      BENEFIT UPON NORMAL RETIREMENT..............................22
         4.2      BENEFIT UPON LATE RETIREMENT................................22
         4.3      BENEFIT UPON DEATH..........................................23
         4.4      BENEFIT UPON DISABILITY.....................................23
         4.5      BENEFIT UPON TERMINATION....................................23
         4.6      DETERMINATION OF VESTED INTEREST............................23

5. DISTRIBUTION OF BENEFITS...................................................24
         5.1      BENEFIT UPON RETIREMENT.....................................24
         5.2      BENEFIT UPON DEATH..........................................24
         5.3      DISABILITY BENEFITS.........................................25
         5.4      BENEFIT UPON TERMINATION....................................25
         5.5      CASH-OUT OF BENEFITS........................................25
         5.6      RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS.....................25
         5.7      RESTORATION OF FORFEITED ACCOUNT BALANCE....................26
         5.8      SPOUSAL CONSENT REQUIREMENTS................................26
         5.9      APPLICATION OF CODE SECTION 401(a)(9).......................27
         5.10     STATUTORY COMMENCEMENT OF BENEFITS..........................27
         5.11     DETERMINATION OF LIFE EXPECTANCIES..........................27
         5.12     SEGREGATION OF BENEFIT BEFORE DISTRIBUTION..................27
         5.13     DISTRIBUTION IN EVENT OF INCAPACITY.........................27
         5.14     DIRECT ROLLOVERS............................................28
         5.15     DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS...................28
         5.16     DISTRIBUTION OF EXCESS CONTRIBUTIONS........................29
         5.17     DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS..............30
         5.18     FINANCIAL HARDSHIP DISTRIBUTIONS............................32
         5.19     PRE-RETIREMENT DISTRIBUTIONS................................33

6. CODE SECTION 415 LIMITATIONS...............................................34
         6.1      MAXIMUM ANNUAL ADDITION.....................................34
         6.2      ADJUSTMENTS TO MAXIMUM ANNUAL ADDITION......................35
         6.3      MULTIPLE PLANS AND MULTIPLE EMPLOYERS.......................35
         6.4      MULTIPLE PLAN REDUCTION.....................................35
         6.5      ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS...................37

7. DUTIES OF THE TRUSTEE......................................................38
         7.1      APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION............38
         7.2      INVESTMENT ALTERNATIVES OF THE TRUSTEE......................38
         7.3      VALUATION OF THE TRUST FUND.................................40
         7.4      COMPENSATION AND EXPENSES...................................40
         7.5      PAYMENTS FROM THE TRUST FUND................................41
         7.6      PAYMENT OF TAXES............................................41
         7.7      ACCOUNTS, RECORDS AND REPORTS...............................41
         7.8      EMPLOYMENT OF AGENTS AND COUNSEL............................41
         7.9      DIVISION OF DUTIES AND INDEMNIFICATION......................41
         7.10     APPOINTMENT OF INVESTMENT MANAGER...........................43
         7.11     ASSIGNMENT AND ALIENATION OF BENEFITS.......................43
         7.12     EXCLUSIVE BENEFIT RULE......................................43
         7.13     PURCHASE OF INSURANCE.......................................43
         7.14     LOANS TO PARTICIPANTS.......................................43
         7.15     DIRECTED INVESTMENT ACCOUNTS................................45

8. DUTIES OF THE ADMINISTRATOR................................................46
         8.1      APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION............46
         8.2      POWERS AND DUTIES OF THE ADMINISTRATOR......................47
         8.3      EMPLOYMENT OF AGENTS AND COUNSEL............................47
         8.4      COMPENSATION AND EXPENSES...................................47
         8.5      CLAIMS PROCEDURES...........................................47
         8.6      QUALIFIED DOMESTIC RELATIONS ORDERS.........................48

9. AMENDMENT, TERMINATION, AND MERGER.........................................49
         9.1      AMENDMENT...................................................49
         9.2      TERMINATION.................................................50
         9.3      MERGER OR CONSOLIDATION.....................................50

10. MISCELLANEOUS PROVISIONS..................................................50
         10.1     NO CONTRACT OF EMPLOYMENT...................................50
         10.2     TITLE TO ASSETS.............................................50
         10.3     QUALIFIED MILITARY SERVICE..................................50
         10.4     BONDING OF FIDUCIARIES......................................50
         10.5     SEVERABILITY OF PROVISIONS..................................50
         10.6     GENDER AND NUMBER...........................................51
         10.7     HEADINGS AND SUBHEADINGS....................................51
         10.8     LEGAL ACTION................................................51



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                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

     THIS AGREEMENT is made and entered into this ____day of ______________, 2000, between CPM DEVELOPMENT CORPORATION (hereafter called the Employer) and WELLS FARGO BANK (hereafter called the Trustee).

                              W I T N E S S E T H:

     WHEREAS, the Employer originally established a 401(k) profit sharing plan and trust (hereafter called the Plan), effective April 2, 1960, to provide retirement and other incidental benefits to Employees who are eligible to participate in the Plan; and

     WHEREAS, the Employer believes that continued contributions to the Plan will help to strengthen the bonds of loyalty and mutual understanding that have existed between the Employer and its employees, thereby making possible the continued growth of its business; and

     WHEREAS, in accordance with the terms of the Plan, the Employer has the ability at any time, and from time to time, to amend the Plan;

     NOW, THEREFORE, effective January 1, 2000 (except for those sections of the Plan that have an alternative effective date), the Employer and the Trustee hereby amend and restate the Plan as follows to comply with all applicable statutes, including the Employee Retirement Income Security Act of 1974 (ERISA) and the Internal Revenue Code of 1986, as amended by the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Uniform Services Employment and Reemployment Rights Act, and all applicable rulings and regulations issued thereunder:

                                   ARTICLE 1.
                                   DEFINITIONS

     1.1 ACP or ACP TEST. The term ACP means the Average Contribution Percentage as defined in Section 1.10(e). The term ACP Test means the Average Contribution Percentage Test.

     1.2 ACTUAL DEFERRAL PERCENTAGE TEST. The term Actual Deferral Percentage Test means one of the following tests for Elective Deferrals: (a) the ADP for Participants who are HCEs in the current Plan Year will not exceed the current Plan Year's ADP for Participants who are NHCEs in the current Plan Year multiplied by 1.25; or (b) the ADP for Participants who are HCEs for the current Plan Year will not exceed the current Plan Year's ADP for Participants who are NHCEs in the current Plan Year multiplied by 2.0, provided that the ADP for Participants who are HCEs in the current Plan Year does not exceed the ADP for Participants who are NHCEs in the current Plan Year by more than two (2) percentage points. The ADP Test will be determined as follows:

     (a) Definition Of Actual Deferral Percentage: The term Actual Deferral Percentage (ADP) means, for a specified group of Participants for a Plan Year, the average of the ratios calculated separately for each Participant in such group of (1) the amount of Employer Contributions actually paid on behalf of such Participant for the Plan Year to (2) the Participant's Compensation for such Plan Year. Employer Contributions made on behalf of any Participant will include a Participant's Elective Deferrals, including Excess Elective Deferrals of HCEs, but excluding Excess Elective Deferrals of NHCEs that arise solely from Elective Deferrals made to this Plan or any other plans maintained by this Employer and Elective Deferrals used in the ACP Test if the ADP Test is satisfied both with and without exclusion of these Elective Deferrals. In computing ADPs, an Employee who would be a Participant but for the failure to make Elective Deferrals will be treated as a Participant on whose behalf no Elective Deferrals are made.

     (b) Highly Compensated Employees: A Participant is a HCE for a particular Plan Year if he or she meets the definition of a HCE in effect for that Plan Year. A Participant is a NHCE for a particular Plan Year if he or she does not meet the definition of a HCE in effect for that Plan Year. The ADP for any Participant who is a HCE for the Plan Year and who is eligible to have Elective Deferrals allocated to his or her accounts under two or more arrangements described in Code ss. 401(k) that are maintained by this Employer will be determined as if such Elective Deferrals were made under a single arrangement. If a HCE participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. However, certain plans will be treated as separate if mandatorily disaggregated under regulations under Code ss. 401(k).

     (c) Other Rules: In determining the ADP Test, (1) if this Plan satisfies the requirements of Code ss.ss. 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section will be applied by determining the ADP of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code ss. 401(k) only if they have the same Plan Year and use the same ADP testing method; (2) Elective Deferrals, QNECs and QMACs must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate;
(3) the Employer will maintain records sufficient to demonstrate satisfaction of the ADP Test and the amount of QNECs and/or QMACs used in such test; and (4) the determination and treatment of the ADP amounts of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (d) Change To Prior Year Testing: The Employer can only elect to change to prior year testing in accordance with Notice 98-1 (or superseding guidance). If the Employer does elect to change to prior year testing, the ADP for NHCEs for the prior year will be determined by taking into account only (1) Elective Deferrals for those NHCEs that were taken into account for purposes of the ADP Test (and not the ACP Test) under the current year testing method for the prior year, and (2) QNECs that were allocated to the accounts of those NHCEs for the prior year but that were not used to satisfy the ADP Test or the ACP Test under the current year testing method for the prior year. Thus, if the Employer elects to change to prior year testing, the following contributions made for the prior year will be disregarded: QNECs used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year, Elective Deferrals taken into account for purposes of the ACP Test, and all QMACs. These limitations on double counting do not apply for testing years beginning before January 1, 1999, and if the Plan changes to prior year testing for the first time for the 1998 Plan Year, the ADP for NHCEs will be the same as for the 1997 Plan Year.

     1.3 ADP or ADP TEST. The term ADP means the Actual Deferral Percentage as defined in Section 1.2(a). The term ADP Test means the Actual Deferral Percentage Test.

     1.4 ADMINISTRATOR. The term Administrator means the Employer unless another Administrator is appointed by the Employer pursuant to the provisions of Section
8.1 of the Plan.

     1.5 ADOPTING EMPLOYER. The term Adopting Employer means any business which adopts this Plan with the consent of the Employer. An Employee's transfer to or from any Employer or Adopting Employer will not affect his or her Participant's Account, Years of Service and Years of Plan Participation. If the Adopting Employer is not an Affiliated Employer, the Employees of the Adopting Employer will be treated separately for purposes of allocating contributions and Forfeitures and for testing under Code ss. 401(a)(4), ss. 401(k), ss. 401(m), ss. 410 and, if the Employer and Adopting Employer do not share Employees, Code ss. 416. An Adopting Employer may terminate participation by delivering written notice to the Trustee. If Plan assets which have been allocated to the Employees of the terminating Adopting Employer are not transferred within a reasonable time to a successor Trustee, they will be distributed to the Employees of the terminating Adopting Employer as if the Plan had been terminated under Section 9.2.

         1.6 AFFILIATED EMPLOYER. The term Affiliated Employer means any of the following of which the Employer is a part: (1) a controlled group of corporations as defined in Code ss. 414(b); (2) a trade or business (whether or not incorporated) under common control under Code ss. 414(c); (3) any organization (whether or not incorporated) which is a member of an affiliated service group under Code ss. 414(m); and (4) any other entity required to be aggregated under Code ss. 414(o).

     1.7 AGE. The term Age means actual attained age.

     1.8 ANNIVERSARY DATE. The term Anniversary Date means December 31.

     1.9 ANNUITY STARTING DATE. The term Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable as an annuity, the first day all events have occurred which entitle the Participant to such benefit. The first day of the first period for which a benefit is to be received by reason of Disability will be treated as the Annuity Starting Date only if such benefit is not an auxiliary benefit.

     1.10 AVERAGE CONTRIBUTION PERCENTAGE TEST. The term Average Contribution Percentage Test (or ACP Test) means one of the following tests for Matching Contributions and Employee Contributions: (a) the ACP for Participants who are HCEs in the current Plan Year will not exceed the current Plan Year's ACP for Participants who are NHCEs in the current Plan Year multiplied by 1.25; or (b) the ACP for Participants who are HCEs in the current Plan Year will not exceed the current Plan Year's ACP for Participants who are NHCEs in the current Plan Year multiplied by 2.0, provided that the ACP for Participants who are HCEs in the current Plan Year does not exceed the ACP for Participants who are NHCEs in current Plan Year by more than two (2) percentage points. The ACP Test will be determined as follows:

     (a) Multiple Use: If one or more HCEs participate in both a cash or deferred arrangement and in a plan subject to the ACP Test maintained by the Employer, and if the sum of the ADP and ACP of those HCEs subject to either or both tests exceeds the Aggregate Limit, then the ACP of those HCEs who also participate in a cash or deferred arrangement will be reduced in the manner described in Section 5.17 so that the limit is not exceeded. The amount by which each HCE's Contribution Percentage Amount is reduced will be treated as an Excess Aggregate Contribution as defined in Section 5.17. The ADP and the ACP of HCEs are determined after any corrections required to meet the ADP Test and the ACP Test and are deemed to be the maximum permitted under such tests for the Plan Year. Multiple use does not occur if either the ADP or the ACP of the HCEs does not exceed 1.25 multiplied by the ADP and the ACP of the NHCEs.

     (b) Highly Compensated Employees: A Participant is a HCE for a particular Plan Year if he or she meets the definition of a HCE in effect for that Plan Year, and a Participant is a NHCE for a particular Plan Year if he or she does not meet the definition of a HCE in effect for that Plan Year. The Contribution Percentage for any Participant who is a HCE who is eligible to have Contribution Percentage Amounts allocated to his or her account under two or more plans described in Code ss. 401(a), or arrangements described in Code ss. 401(k) that are maintained by the Employer, will be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a HCE participates in two or more cash or deferred arrangements with different plan years, all cash or deferred arrangements ending with or within the same calendar year will be treated as a single arrangement. Notwithstanding the foregoing, certain plans will be treated as separate if mandatorily disaggregated under regulations under Code ss. 401(m).

     (c) Other Rules: In determining the ACP Test, (1) if this Plan satisfies the requirements of Code ss. 401(m), Code ss. 401(a)(4) or Code ss. 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy such requirements only if aggregated with this Plan, then this Section will be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. Plans may be aggregated in order to satisfy Code ss. 401(m) only if they have the same Plan Year; (2) in determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Plan, and Matching Contributions and QNECs will be considered made for a Plan Year if made no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year; (3) the Employer will maintain records sufficient to demonstrate satisfaction of the ACP Test and the amount of QNECs or QMACs, or both, used in such test; and (4) the determination and treatment of the Contribution Percentage of any Participant will satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

     (d) Aggregate Limit: The term Aggregate Limit means the sum of (1) one hundred twenty-five percent (125%) of the greater of the ADP of Participants who are the NHCEs for the current Plan Year or the ACP of Participants who are NHCEs subject to Code ss. 401(m) for the Plan Year beginning with or within the current Plan Year of the CODA, and (2) the lesser of two hundred percent (200%) or two plus the lesser of such ADP or ACP. "Lesser" is substituted for "greater" in (1) and "greater" for "lesser" after "two plus the" in (2) if a larger limit would result.

     (e) Contribution Percentage: The term Average Contribution Percentage means the average of the Contribution Percentages of the "eligible" Participants in a group; the term Contribution Percentage means the ratio (expressed as a percentage) of the Participant's Contribution Percentage Amounts to the Participant's Compensation for the Plan Year; and the term Contribution Percentage Amounts means the sum of Employee Contributions, Matching Contributions, and QMACs (to the extent not used in the ADP Test) made on behalf of the Participant for the Plan Year. Contribution Percentage Amounts will not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess Aggregate Contributions.

     (f) "Eligible" Participant: For purposes of this Section, an "eligible" Participant is any Employee who is eligible to make an Employee Contribution, or an Elective Deferral (if the Employer takes such contributions into account in calculating the Contribution Percentage), or to receive a Matching Contribution (including forfeitures) or a QMAC. If an Employee Contribution is required as a condition of Plan participation, any Employee who would be a Participant if such Employee made such a contribution will be treated as an "eligible" Participant on behalf of whom no Employee Contributions are made. An Employee Contribution means any contribution made by or on behalf of a Participant that is included in his or her gross income in the year in which made and that is maintained under a separate account to which earnings and losses are allocated.

     (g) Change To Prior Year Testing: The Employer can only elect to change to prior year testing in accordance with Notice 98-1 (or superseding guidance). If the Employer does elect to change to prior year testing, the ACP for NHCEs for the prior year will be determined by taking into account only (1) Voluntary Employee Contributions for those NHCEs for the prior year, and (2) Matching Contributions for those NHCEs that were taken into account for purposes of the ACP Test (and not the ADP Test) under the current year testing method for the prior year, and (3) QNECs that were allocated to the accounts of those NHCEs for the prior year but that were not used to satisfy the ACP Test or the ADP Test under the current year testing method for the prior year. Thus, if the Employer elects to change to prior year testing, the following contributions made for the prior year will be disregarded: QNECs used to satisfy either the ADP Test or ACP Test under the current year testing method for the prior testing year, QMACs taken into account for purposes of the ADP Test, and all Elective Deferrals. These limitations on double counting do not apply for testing years beginning before January 1, 1999, and if the Plan changes to prior year testing for the first time for the 1998 Plan Year, the ACP for NHCEs will be the same as for the 1997 Plan Year.

     1.11 BENEFICIARY. The term Beneficiary means the recipient designated by the Participant to receive the Plan benefits payable upon the Participant's death. Subject to the provisions of Section 5.8 regarding the rights of a Participant's spouse, each Participant may designate a Beneficiary on a form supplied by the Administrator and may change or revoke that designation by filing written notice with the Administrator. In the absence of a designation, the Participant will be deemed to have designated the following Beneficiaries (if then living) in the following order: (1) his or her spouse, (2) his or her children; and (3) his or her estate.

     1.12 BREAK IN SERVICE. The term Break in Service means a Plan Year during which an Employee does not complete more than five hundred (500) Hours of Service for reasons other than an authorized leave of absence, which is any period in which an Employee ceases active employment because of illness, military service, or any other reason approved by the Employer. If a Plan Year is less than twelve (12) months, the five hundred (500) Hours of Service requirement will be proportionately reduced.

     1.13 CODE. The term Code means the Internal Revenue Code of 1986, as amended, and the regulations and rulings promulgated thereunder by the Internal Revenue Service.

     1.14 COMPENSATION. The term Compensation means a Participant's Section 415 Compensation that is actually paid or made available in gross income during the Plan Year. Compensation used to determine Plan benefits will not exceed One
Hundred Sixty Thousand Dollars ($160,000.00), as adjusted under Code ss. 401(a)(17). A cost of living adjustment in effect for a calendar year applies to any period not exceeding twelve (12) months over which Compensation is determined (determination period) beginning in such calendar year. If a determination period is less than twelve (12) months, the adjusted One Hundred Sixty Thousand Dollar ($160,000.00) limitation will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). Compensation of an Owner-Employee or a Self-Employed Individual will equal Earned Income up to the adjusted One Hundred Sixty Thousand Dollar ($160,000.00) limitation.

     1.15 DAVIS-BACON CONTRIBUTION. The term Davis-Bacon Contribution means an Employer Contribution made to this Plan on behalf of a Participant, and which satisfies the Davis-Bacon Act requirements, 40 U.S.C. Section 276a, or similar requirements under state prevailing wage laws relating to government contracts.

     1.16 DISABILITY. The term Disability means a physical or mental condition arising after an Employee has become a Participant which totally and permanently prevents the Participant from performing his or her specified duties for the Employer. The determination as to whether a Participant has suffered a Disability will be made by a physician appointed by the Administrator. If a difference of opinion arises between the Participant and the Administrator as to whether the Participant has suffered a Disability, it will be settled by a majority decision of three physicians, one to be appointed by the Administrator, one to be appointed by the Participant, and the third to be appointed by the two physicians first appointed herein. However, notwithstanding the foregoing, the term Disability will not include any disability arising from (1) chronic or excessive use of intoxicants or other substances; (2) intentionally self-inflicted injury or sickness; (3) an unlawful act or enterprise by the Participant; or (4) military service where the Participant is eligible to receive a government sponsored military disability pension.

     1.17 EARLY RETIREMENT AGE. The term Early Retirement Age means any date after a Participant reaches age fifty-five (55).

     1.18 EARNED INCOME. The term Earned Income means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable thereto. Net earnings will be reduced by deductible contributions by the Employer to a qualified retirement plan. Net earnings will be determined with regard to the deduction allowed to the Employer by Code ss. 164(f) for taxable years beginning after December 31, 1989.

     1.19 ELECTIVE DEFERRAL. The term Elective Deferrals means Employer Contributions made to the Plan at the election of the Participant in lieu of cash compensation, and will include contributions made pursuant to a salary reduction agreement or other deferral mechanism. In any taxable year, a Participant's Elective Deferral is the sum of all Employer Contributions made on behalf of such Participant pursuant to an election to defer under any qualified cash or deferred arrangement under Code ss. 401(k), any simplified employee pension cash or deferred arrangement under Code ss. 402(h)(1)(B), any eligible deferred compensation plan under Code ss. 457, any plan under Code ss. 501(c)(18), and any Employer Contributions made for the purchase of an annuity contract under Code ss. 403(b) pursuant to a salary reduction agreement. Elective Deferrals will not include any deferrals properly distributed as excess Annual Additions under Section 6.4.

     1.20 ELIGIBLE PARTICIPANT.The term Eligible Participant means a Participant eligible to receive an allocation of Employer Contributions (including Matching Contributions) and Forfeitures allocable for a Plan Year. Any Participant who is an Employee on the last day of the Plan Year will be an Eligible Participant if he or she also completes at least one thousand (1,000) Hours of Service during the Plan Year. Any Participant who terminates employment with the Employer before the last day of the Plan Year will only be an Eligible Participant for that Plan Year in accordance with the following:

     (a) Retiring Participants: A Participant who terminates employment before the last day of the Plan Year for retirement after Normal or Early Retirement Age will be an Eligible Participant regardless of the number of Hours of Service the Participant completes during that Plan Year.

     (b) Deceased Participants: A Participant who terminates employment before the last day of the Plan or on account of death will be an Eligible Participant regardless of the number of Hours of Service the Participant completes during that Plan Year.

     (c) Disabled Participants: A Participant who terminates employment before the last day of the Plan Year on account of Disability will be an Eligible Participant regardless of the number of Hours of Service the Participant completes during that Plan Year.

     (d) Terminated Participants: A Participant who terminates before the last day of the Plan Year for reasons other than retirement, death or Disability will not be an Eligible Participant for that Plan Year.

     1.21 EMPLOYEE. The term Employee means (1) any person employed by the Employer as an employee; (2) except for purposes of determining eligibility to participate in this Plan, any employee of an Affiliated Employer; (3) any Self-Employed Individual who derives Earned Income from the Employer; (4) any Owner-Employee; and (5) any Leased Employee who is not covered by a plan described in Code ss. 414(n)(5) provided Leased Employees constitute more than twenty percent (20%) of the Employer's non-highly compensated workforce.

     1.22 EMPLOYER. The term Employer means CPM Development Corporation (or any successor thereto that sponsors this Plan) and any Adopting Employer.

     1.23 FIDUCIARY. The term Fiduciary means any individual or entity which exercises any discretionary authority or control over the management of the Plan or over the disposition of the assets of the Plan; renders investment advice for a fee or other compensation (direct or indirect); or has any discretionary authority or responsibility over administration of the Plan.

     1.24 FISCAL YEAR. The term Fiscal Year means the Employer's accounting year beginning January 1 and ending the following December 31.

     1.2  FORFEITURE.   The  term  Forfeiture   means  the  amount  by  which  a
Participant's Account balance exceeds his or her Vested Interest upon the earlier to occur of (1) the date the Participant receives a distribution of his or her Vested Interest pursuant to Sections 5.4, 5.5, or 5.6; or (2) the date the Participant incurs five (5) consecutive Breaks in Service after Termination of Employment. No Forfeitures will occur solely as a result of the withdrawal of a Participant's own contributions to the Plan, or a Participant's transfer to an Affiliated Employer or Adopting Employer. All Forfeitures will be allocated to the Forfeiture Account pending allocation under Section 3.4.

     1.26 HCE. The term HCE means a Highly Compensated Employee.

     1.27 HIGHLY COMPENSATED EMPLOYEE. The term Highly Compensated Employee means, for Plan Years beginning after December 31, 1996, any Employee (1) who during the Plan Year or the look-back year was a five percent (5%) owner as defined in Code ss. 416(i)(1); or (2) who for the look-back year had Section 415 Compensation in excess of Eighty Thousand Dollars ($80,000.00) as adjusted under Code ss. 415(d) (except that the base year will be the calendar quarter ending September 30, 1996). The look-back year will be the twelve (12) month period immediately preceding the Plan Year for which the determination is being made. The determination of who is a highly compensated former Employee is based on the rules for determining HCE status as in effect for the Plan Year or the look-back year for which the determination is being made, in accordance with temporary regulation ss. 1.414(q)-1T, A-4 and Notice 97-45. In determining if an Employee is a HCE for Plan Years beginning in 1997, amendments to Code ss. 414(q) are treated as being in effect for Plan Years beginning in 1996.

     1.28 HOUR OF SERVICE. The term Hour of Service means (a) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliated Employer. These hours will be credited for the computation period in which the duties are performed; and (b) each hour for which an Employee is paid, or entitled to payment, by the Employer or an Affiliated Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than five hundred one
(501) hours will be credited under this Section for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph will be calculated and credited pursuant to ss. 2530.200b-2 of the Department of Labor regulations which are incorporated herein by this reference; and (c) each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer or an Affiliated Employer. The same hours will not be credited both under Section (a) or Section
(b) above and under this Section (c). These hours will be credited for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made. In determining whether a Break in Service for participation and vesting has occurred in a computation period, an individual on Maternity or Paternity Leave will receive credit for up to five hundred one (501) hours which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) hours per day of such absence. Hours credited for Maternity or Paternity Leave will be credited in the computation period in which the absence begins if necessary to prevent a Break in Service in that period, or in all other cases, in the following computation period.

     1.29 KEY EMPLOYEE. The term Key Employee means any Employee, Former Employee, deceased Employee, or Beneficiary who at any time during the Plan Year containing the Determination Date for the Plan Year in question or any of the prior four (4) Plan Years was (1) an officer of the Employer whose Section 415 Compensation exceeds fifty percent (50%) of the amount in effect under Code ss. 415(b)(1)(A), except that no more than fifty (50) Employees (or, if lesser, the greater of three percent [3%] or ten percent [10%] of the Employees) will be treated as officers; (2) an owner (or was considered an owner under Code ss.
318) of one of the ten (10) largest interests in the Employer whose Section 415 Compensation exceeds one hundred percent (100%) of the dollar limitation in effect under Code ss. 415(c)(1)(A), but if two Employees own the same interest in the Employer, the Employee with the greater annual Compensation will be treated as owning a larger interest; (3) a five percent (5%) owner of the Employer as defined in Code ss. 416(i)(1)(B)(i); or (4) a one percent (1%) owner of the Employer as defined in Code ss. 416(i)(1)(B)(ii) whose annual Section 415 Compensation is more than One Hundred Fifty Thousand Dollars ($150,000.00). For purposes of this Section, Section 415 Compensation will include amounts contributed by the Employer on behalf of an Employee pursuant to a salary reduction agreement which are excludible from the Employee's gross income under Code ss. 125, Code ss. 402(e)(3), Code ss. 402(h), or Code ss. 403(b).

     1.30 LEASED EMPLOYEE. The term Leased Employee means any person within the meaning of Code ss. 414(n)2 and Code ss. 414(o) who is not an Employee of the Employer and who provides services to the Employer if (1) such services are provided pursuant to an agreement between the Employer and a leasing organization; (2) such person has performed services for the Employer or for the Employer and related persons as determined in accordance with Code ss. 414(n)(6) on a substantially full time basis for a period of at least one (1) year; and
(3) such services are performed under the primary direction and control of the Employer. Contributions or benefits provided to a Leased Employee by the leasing organization which are attributable to services performed for the Employer will be treated as provided by Employer.

     1.31 LIMITATION YEAR. The term Limitation Year means the Plan Year.

     1.32 MATCHING CONTRIBUTION. The term Matching Contribution means an Employer Contribution made to this or any other defined contribution plan on behalf of a Participant on account of Voluntary Employee Contributions made by such Participant, or on account of a Participant's Elective Deferral, under a Plan maintained by the Employer.

     1.33 MATERNITY OR PATERNITY LEAVE. The term Maternity or Paternity Leave means that an Employee is absent from work because of the Employee's pregnancy; the birth of the Employee's child; the placement of a child with the Employee in connection with the adoption of such child by the Employee; or the need to care for such child for a period beginning immediately following the child's birth or placement.

     1.34 NHCE. The term NHCE means a Non-Highly Compensated Employee.

     1.35 NON-ELECTIVE CONTRIBUTIONS. The term Non-Elective Contribution means a contribution other than a Matching Contribution or a Qualified Matching Contribution or a Davis-Bacon Contribution (1) that is made by the Employer, (2) that is allocated to Participants' Accounts, and (3) that the Participant may not elect to receive in cash until such contributions are distributed from the Plan.

     1.36 NON-HIGHLY  COMPENSATED EMPLOYEE.  The term Non-Highly Compensated
Employee  means  any  Employee  who  is  not  a  Highly  Compensated   Employee.

     1.37 NON-KEY EMPLOYEE. The term Non-Key Employee means any Employee who is not a Key Employee, including former Key Employees. For purposes of making the allocations in Section 3.5, Non-Key Employee means a Non-Key Employee who either is a Participant or would be a Participant but for the reasons set forth in Section 3.5(a).

     1.38 NORMAL RETIREMENT AGE. The term Normal Retirement Age means the date a Participant reaches age sixty-five (65). There is no mandatory retirement age.

     1.39 NORMAL RETIREMENT DATE. The term Normal Retirement Date means the same date a Participant reaches Normal Retirement Age.

     1.40 OWNER-EMPLOYEE. The term Owner-Employee means (1) in the case of an Employer or Affiliated Employer which is an unincorporated trade or business, an individual who owns the entire interest in such Employer or Affiliated Employer; and (2) in the case of an Employer or Affiliated Employer which is a partnership, an individual who owns more than ten percent (10%) of either the capital interest or the profit interest in such Employer or Affiliated Employer.

     1.41 PARTICIPANT. The term Participant means any Employee who has met the eligibility and participation requirements of the Plan. However, an individual who is no longer an Employee will not be deemed a Participant if his or her entire Plan benefit (1) is fully guaranteed by an insurance company and is legally enforceable at the sole choice of such individual against such insurance company, provided that a contract, policy, or certificate describing the benefits to which such individual is entitled under the Plan has been issued to such individual; or (2) is paid in a lump sum distribution which represents such individual's entire interest in the Plan.

     1.42 PARTICIPANT'S ACCOUNT. The term Participant's Account means the account to which is credited a Participant's share of Employer Contributions, Forfeitures which are not used to pay administrative expenses or to reduce Employer Contributions, and earnings and losses. Each account will be divided into the following contribution sub-accounts: the Elective Deferral Account; the Matching Contribution Account; the Qualified Matching Contribution Account; the Non-Elective Contribution Account; the Qualified Non-Elective Contribution Account; and the Davis-Bacon Contribution Account.

     1.43 PERMISSIVE AGGREGATION GROUP. The term Permissive Aggregation Group means a Required Aggregation Group plus any Employer plan(s) which when considered as a group with the Required Aggregation Group would continue to satisfy Code ss. 401(a)(4) and ss. 410.

     1.44 PLAN. The term Plan means this 401(k) profit sharing plan and trust agreement, which is named the CPM Development Corporation Profit Sharing Retirement Plan.

     1.45 PLAN YEAR. The term Plan Year means the Plan's accounting year beginning January 1 and ending the following December 31.

     1.46 POLICY. The term Policy means a life insurance policy or an annuity contract purchased by the Plan.

     1.47 QMAC. The term QMAC means a Qualified Matching Contribution.

     1.48 QNEC. The term QNEC means a Qualified Non-Elective Contribution.

     1.49 QUALIFIED MATCHING CONTRIBUTION. The term Qualified Matching Contribution means a Matching Contribution that satisfies the following requirements: (1) it is used to satisfy the ADP Test or the ACP Test; (2) a Participant may not elect to receive it in cash until distributed from the Plan; and (3) it is subject to the distribution and nonforfeitability requirements of Code ss. 401(k) when made to the Plan.

     1.50 QUALIFIED   NON-ELECTIVE   CONTRIBUTIONS.   The   term   Qualified
Non-Elective Contribution means a contribution (other than a Matching Contribution or a Qualified Matching Contribution) that is made by the Employer and allocated to Participant's Account and that satisfies the following requirements: (1) it is used to satisfy the ADP or ACP Test; (2) a Participant may not elect to receive it in cash until distributed from the Plan; and (3) it is subject to the distribution and nonforfeitability requirements of Code ss. 401(k) when made to the Plan. Qualified Non-Elective Contributions may be considered for purposes of determining the Top Heavy Minimum Contribution pursuant to the provisions of Section 3.5. In lieu of distributing Excess Contributions under Section 5.16 or Excess Aggregate Contributions under Section 5.17, the Employer may make a Qualified Non-Elective Contribution on behalf of Participants in an amount sufficient to satisfy the ADP Test and/or the ACP Test, to the extent permitted in Section 1.2 and Section 1.10.

     1.51 REQUIRED AGGREGATION GROUP. The term Required Aggregation Group means (a) each Employer qualified deferred compensation plan in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and (b) any other Employer qualified deferred compensation plan which enables a plan described in (a) to meet the requirements of Code ss. 401(a)(4) or ss. 410.

     1.52 REQUIRED BEGINNING DATE. The term Required Beginning Date means for a Participant who is not a five percent (5%) owner, April 1 of the calendar year following the later of the calendar year in which he or she reaches age seventy and one-half (70 1/2) or the calendar year in which he or she actually retires; and for a Participant who is a five percent (5%) owner, April 1 of the calendar year following the calendar year in which he or she reaches age seventy and one-half (70 1/2).

     (a) Definition Of Five Percent (5%) Owner: If A Participant will be treated as a five percent (5%) owner hereunder if such Participant is a five percent (5%) owner as defined in Code ss. 416 at any time during the Plan Year ending with or within the calendar year in which such owner reaches age seventy and one-half (70 1/2). Once distributions have begun to a five percent (5%) owner under this Section, they must continue even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

     (b) Pre-Retirement Age Seventy and One-Half (70 1/2) Distributions: The pre-retirement age seventy and one-half (70 1/2) distribution option is only eliminated with respect to Employees who reach age seventy and one-half (70 1/2) in or after a calendar year that begins after the later of December 31, 1998, or the adoption date of this amended Plan. The pre-retirement age seventy and one-half (70 1/2) distribution option is an optional form of benefit under which benefits payable in a particular distribution form (including any modifications elected after benefit commencement) commence at a time during the period that begins on or after January 1 of the calendar year in which an Employee attains age seventy and one-half (70 1/2) and ends April 1 of the immediately following calendar year.

     1.53 SECTION 415 COMPENSATION. The term Section 415 Compensation means a Participant's Earned Income, wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services based on a percentage of profits, commissions on insurance premiums, tips and bonuses). However,
Section 415 Compensation does not include (a) Employer Contributions to a deferred compensation plan which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer Contributions under a simplified employee pension plan to the extent they are deductible by the Employee, or any distributions from a plan of deferred compensation; (b) amounts realized from a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and (d) other amounts which receive special tax benefits, or contributions made by an Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code ss. 403(b) (whether or not the amounts are excludable from Employee's gross income). For Limitation Years beginning after December 31, 1997, Section 415 Compensation will include any elective deferrals as defined in Code ss. 402(g)(3), and any amounts which are contributed or deferred at the election of the Participant and are not includible in the gross income by reason of Code ss. 125 or ss. 457. For purposes of Section 1.14, Section 415 Compensation will not exceed One Hundred Sixty Thousand Dollars ($160,000.00) as adjusted under Code ss. 401(a)(17).

     1.54 SELF-EMPLOYED INDIVIDUAL. The term Self-Employed Individual means anyone who owns an interest (other than stock) in the Employer and has Earned Income for the Plan Year or who would have had Earned Income but for the fact the Employer had no net profits for the Plan Year.

     1.5 SHAREHOLDER-EMPLOYEE. The term Shareholder-Employee means, in the case of an Employer or Affiliated Employer which is an electing small business corporation, an individual who is an employee or officer of such electing small business corporation and owns, or is considered as owning within the meaning of Code ss. 318(a)(1), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of the corporation.

     1.56 SUPER TOP HEAVY. The term Super Top Heavy means the Top Heavy Ratio exceeds ninety percent (90%).

     1.57 TERMINATION OF EMPLOYMENT. Termination of Employment means that a Participant is no longer an Employee for reasons other than retirement, death, or Disability.

     1.58 TERMINATED PARTICIPANT. The term Terminated Participant means a Participant who has ceased to be an Employee for reasons other than retirement, death or Disability.

     1.59 TOP HEAVY. Top Heavy means for any Plan Year beginning after December 31, 1983, that (a) the Top Heavy Ratio exceeds sixty percent (60%) and the Plan is not part of a Required Aggregation Group or Permissive Aggregation Group; or (b) the Plan is a part of a Required Aggregation Group but not a Permissive Aggregation Group and the Top Heavy Ratio for the group exceeds sixty percent (60%); or (c) the Plan is a part of a Required Aggregation Group and a Permissive Aggregation Group and the Top Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

     1.60 TOP  HEAVY  MINIMUM   ALLOCATION.   The  term  Top  Heavy  Minimum
Allocation means an amount equal to three percent (3%) of the Section 415 Compensation of a Non-Key Employee for the applicable Plan Year. The term Top Heavy Extra Minimum Allocation means an amount equal to four percent (4%) of the
Section 415 Compensation of a Non-Key Employee for the applicable Plan Year.

     1.61 TOP HEAVY RATIO. In determining if this Plan is Top Heavy or Super
Top Heavy, the Top Heavy Ratio will be determined in accordance with the following provisions:

     (a) Rule 1: If the Employer maintains one or more defined contribution plans (including simplified employee pension plans) and has not maintained any defined benefit plan which during the five (5) year period ending on the Determination Date had accrued benefits, the Top Heavy Ratio for this Plan alone or for the Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five (5) year period ending on the Determination Date), and the denominator of which is the sum of the account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination
Date) determined under Code ss. 416 and the regulations thereunder. Both the numerator and the denominator of the Top Heavy Ratio will be increased to reflect any contribution not actually made as of the Determination Date but which is required to be taken into account under Code ss. 416 and the regulations thereunder.

     (b) Rule 2: If the Employer maintains one or more defined contribution plans (including a simplified employee pension plan) and maintains or has maintained one or more defined benefit plans which during the five (5) year period ending on the Determination Date has had any accrued benefits, the Top Heavy Ratio for any Required or Permissive Aggregation Group is a fraction, the numerator of which is the sum of account balances under the aggregated defined contribution plans for all Key Employees determined in accordance with paragraph
(a) above, and the present value of accrued benefits under the aggregated defined benefit plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the account balances under the aggregated defined contribution plans for all Participants, determined in accordance with paragraph (a), and the present value of accrued benefits under the aggregated defined benefit plans for all Participants as of the Determination Date, all determined under Code ss. 416 and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top Heavy Ratio are increased for any distribution made in the five (5) year period ending on the Determination Date.

     (c) Rule 3: For purposes of paragraphs (a) and (b), the value of account balances and the present value of accrued benefits will be determined as of the most recent Valuation Date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Code ss. 416 and the regulations thereunder for the first and second Plan Years of a defined benefit plan. The account balances and accrued benefits will be disregarded for a Participant who (1) is not a Key Employee but who was a Key Employee in a prior year or (2) has not been credited with at least one (1) Hour of Service with any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date. The calculation of the Top Heavy Ratio and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code ss. 416 and the regulations thereunder. When aggregating plans, the value of accounts and accrued benefits will be calculated with reference to the Determination Date that falls within the same calendar year. The accrued benefit of a Participant other than a Key Employee will be determined under (1) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or (2) effective as of the first Plan Year beginning after December 31, 1986, if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code ss. 411(b)(1)(C). Deductible employee contributions will not be taken into account in determining the Top Heavy Ratio.

     (d) Definition Of Determination Date: In determining the Top Heavy Ratio, the term Determination Date means the last day of the preceding Plan Year except for the first Plan Year when the Determination Date means the last day of such first Plan Year.

     1.62 TRUSTEE. The term Trustee means the persons or entity named as trustee or trustees in this Plan and any successor to such Trustee or Trustees.

     1.63 TRUST FUND. The term Trust Fund or Trust means the assets of the Plan.

     1.64 VALUATION DATE. Except as otherwise provided in Section 1.61(c) regarding the Top Heavy Ratio, the term Valuation Date means the date on which the Trustee determines the value of the Trust Fund, which must occur at least semi-annually, with one (1) Valuation Date occurring on the last day of the Plan Year. The Administrator may also value the Trust Fund on such other dates deemed necessary by the Administrator in a manner that does not discriminate in favor of HCEs.

     1.65 VESTED  AGGREGATE ACCOUNT. The term Vested Aggregate Account means
a  Participant's   Vested  Interest  in  the  aggregate  value  of  his  or  her
Participant's Account and any accounts attributable to the Participant's own Plan contributions (including rollovers).

     1.66 VESTED INTEREST. The term Vested Interest means a Participant's non-forfeitable percentage in any account maintained on his or her behalf by the Plan. A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with Section 4.6 of the Plan.

     1.67 YEAR OF SERVICE. The term Year of Service means a twelve (12) consecutive month computation period in which an Employee completes for the Employer, an Affiliated Employer or an Adopting Employer (1) at least one thousand (1,000) Hours of Service for eligibility purposes under Section 2.1; and (2) at least one thousand (1,000) Hours of Service for vesting purposes under Section 4.6. A Participant will also receive credit for all Years of Service with Adopting Employers, ACME Materials & Construction Company and any affiliate of ACME Materials & Construction Company if the crediting of such Years of Service does not cause the Plan to discriminate in favor of Highly Compensated Employees. A Year of Service will be determined in accordance with the following provisions:

     (a) Eligibility Computation Period: For eligibility purposes, an Employee's initial twelve (12) consecutive month computation period will begin on the date an Employee first completes an Hour of Service (hereafter called the Employment Commencement Date). The second twelve (12) consecutive month eligibility computation period will begin on the first day of the Plan Year which begins prior to the first anniversary of the Employee's Employment Commencement Date regardless of whether the Employee is credited with one thousand (1,000) Hours of Service during the initial computation period. If the Employee is credited with one thousand (1,000) Hours of Service in both the initial eligibility computation period and in the second eligibility computation period, the Employee will be credited with two Years of Service for eligibility purposes. If a Plan Year is less than twelve (12) months, the one thousand (1,000) Hours of Service requirement set forth herein will be proportionately reduced.

     (b) Reemployment Before A Break In Service: For eligibility purposes, if a Participant terminates employment and is re-employed by the Employer before incurring a Break in Service, such Participant will continue to participate in the Plan and earn credit for Years of Service as if the termination of employment had not occurred.

     (c) Reemployment After A Break In Service: For eligibility purposes, if a Participant who does not have a Vested Interest in his Participant's Account terminates employment but is re-employed after a Break in Service occurs, his Years of Service before the Break in Service will not be counted in computing his Years of Service if the number of consecutive Breaks in Service equals or exceeds the greater of five or the aggregate number of Years of Service. The aggregate number of Years of Service will not include Years of Service previously disregarded hereunder by reason of prior Breaks in Service. If a former Participant's Years of Service are disregarded under this paragraph, he or she will be treated as a new Employee for eligibility purposes. If a former Participant's Years of Service may not be disregarded under this paragraph, then he or she will continue to participate in the Plan, or, if terminated, will participate immediately upon re-employment. If a Participant who has a Vested Interest in his or her Participant's Account terminates employment but is re-employed after a Break in Service occurs, such former Participant will become a Participant in the Plan immediately upon being re-employed.

     (d) Full And Immediate Vesting: If this Plan at any time provides that an Employee must complete two (2) Years of Service for eligibility and that an Employee will have a one hundred percent (100%) Vested Interest in his or her Participant's Account upon becoming a Participant, then the Years of Service of an Employee who incurs a Break in Service before satisfying such two (2) Years of Service eligibility requirement will not be counted for eligibility.

     (e) Vesting Computation Period: In determining a Participant's Vested Interest in his or her Participant's Account, the twelve (12) consecutive month computation period will be the Plan Year. If a former Participant is re-employed after a Break in Service, such former Participant's Vested Interest in his or her Participant's Account will be computed as follows: (1) Years of Service prior to the Break in Service will not be counted for purposes of computing his or her post-break Vested Interest until the former Participant has completed a Year of Service from the date of re-employment; (2) Years of Service after a former Participant has incurred five (5) consecutive Breaks in Service will not be taken into account in determining the Vested Interest in his or her Participant's Account which accrued before such five (5) year period; and (3) if a former Participant does not have a Vested Interest in his or her Participant's Account, Years of Service before any period of consecutive Breaks in Service will not be taken into account if the number of consecutive Break in Service within such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service before such period.

                                   ARTICLE 2.
                               PLAN PARTICIPATION

     2.1 ELIGIBILITY REQUIREMENTS. An Employee who is not in an ineligible class of Employees will be eligible to become a Participant in the Plan in accordance with the following provisions:

     (a) Service Requirement: Anyone who is a Participant on January 1, 2000, will continue to participate in the Plan. Any other Employee who is not a member of an ineligible class of Employees will be eligible to enter the Profit Sharing and 401(k) portions of the Plan as a Participant when he or she completes one
(1) Year of Service, and will be eligible to enter the Davis-Bacon portion of the Plan as a Participant when he or she completes one (1) Hour of Service.

     (b)  Ineligible  Classes  Of  Employees:  All  Employees  are  eligible  to participate  in  the  Plan  except  for  the  following  ineligible  classes  of
Employees:  (1)  Employees  whose  employment  is  governed  by the  terms  of a collective bargaining agreement between Employee representatives and the Employer in which retirement benefits were the subject of good faith bargaining, unless such collective bargaining agreement expressly provides for the inclusion of such Employees as Participants in the Plan; (2) Employees who are non-resident aliens who do not receive any earned income from the Employer which constitutes income from sources within the United States; and (3) Leased Employees.

     (c) Participation By Ineligible Employees: If an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee will participate in the Plan immediately if he or she has satisfied the age and service requirements and would have previously become a Participant had he or she been a member of the eligible class. The participation of a Participant who becomes a member of an ineligible class will be suspended, and such Participant will be entitled to an allocation of Employer Contributions and Forfeitures for the Plan Year only to the extent of Hours of Service completed while a member of the eligible class of Employees. Upon returning to an eligible class of Employees, a suspended Participant will immediately participate again in the Plan. The Vested Interest of a Participant who ceases to be a member of an eligible class will continue to increase under Section 4.6.

     (d) Participation By Former Participants: A former Participant will again become a Participant immediately upon returning to the employ of the Employer as a member of the eligible class of Employees unless such former Participant's Years of Service may be disregarded by reason of prior Breaks in Service as provided in Section 1.66(c).

     2.2 ENTRY   DATE.  An  Employee  who  has  satisfied  the  eligibility requirements in Section 2.1 will enter the Plan as a Participant (a) in order to make Elective Deferrals and receive an allocation of Matching Contributions thereon, on the January 1, April 1, July 1, or October 1 which coincides with or next follows the date on which he or she satisfies the eligibility requirements for Elective Deferrals and Matching Contributions; and (b) in order to receive an allocation of Non-Elective Contributions, retroactive to January 1 of the Plan Year in which he or she satisfies the eligibility requirements for Non-Elective Contributions; and (c) in order to receive an allocation of Davis-Bacon Contributions, on the date the Employee commences employment with the Employer.

     Notwithstanding the foregoing, for the 2000 Plan Year, an Employee who was employed by ACME Materials & Construction Company or an affiliate of ACME Materials & Construction Company at the time that company was purchased by Employer, and who has satisfied the eligibility requirements in Section 2.1, will enter the Plan as a Participant (a) in order to make Elective Deferrals and receive an allocation of Matching Contributions thereon, on the special Entry Date of July 1, 2000; and (b) in order to receive an allocation of Non-Elective Contributions, retroactive to July 1, 2000. In addition, the Employees described in this paragraph shall be permitted to make a one-time election on August 1, 2000 to make Elective Deferrals relative to Compensation earned from July 1, 2000 to July 31, 2000

     2.3 WAIVER OF PARTICIPATION. A Participant may, with the written consent of the Employer, elect in writing to waive participation in the Plan for any Plan Year. A waiver will be permitted only if it does not adversely affect the Plan's tax qualified status. An election to waive Plan participation for a Plan Year will result in no allocation of Employer Contributions or Forfeitures for that Plan Year. If an Employee who has waived his or her right to become a Participant subsequently elects to become a Participant, the period of waiver will be considered as Years of Service under the Plan for purposes of determining the Employee's eligibility to participate, for determining the Employee's Vested Interest in his or her Participant's Account, and for determining eligibility for Normal or Early Retirement Age.

     2.4 CESSATION OF PARTICIPATION. A Participant's active participation in the Plan will cease if the Participant incurs a Break in Service or on account of the Participant's death or Disability, or on account of retirement on or after reaching Normal or Early Retirement Age. Upon the occurrence of any such event, the benefits of such Participant, if any, will be computed by the Administrator and distributed by the Trustee as hereinafter provided.

     2.5 RESTRICTIONS   ON   OWNER-EMPLOYEES.   If   this   Plan   provides
contributions or benefits for Employees some or all of who are Owner-Employees, such contributions or benefits can only be provided with respect to the Earned Income of such Owner-Employee, which is derived from the trade or business with respect to which the Plan is established.

                                   ARTICLE 3.
                          CONTRIBUTIONS AND ALLOCATIONS

     3.1 EMPLOYER   CONTRIBUTIONS.   Each  Plan  Year,  the  Employer  will
contribute to the Plan such amounts as it may in its sole discretion determine, subject to the following provisions:

     (a) Elective Deferrals: Each Participant may enter into a salary reduction agreement as set forth below authorizing the Employer to withhold a percentage of the Participant's Compensation. The amount withheld will be deemed an Elective Deferral, which the Employer will contribute to the Plan on the Participant's behalf. Each Participant's Elective Deferral for any Plan Year will be determined as follows:

     (1) Deferral Percentage: Each Participant may elect that up to fourteen percent (14%) of his or her Compensation be withheld as an Elective Deferral, but in no event may the dollar amount withheld be more than Ten Thousand Five Hundred Dollars ($10,500.00) per calendar year as adjusted under Code ss. 402(g)(5). Elective Deferrals which exceed the adjusted Ten Thousand Five Hundred Dollar ($10,500.00) limitation will be deemed Excess Elective Deferrals and will be returned under Section 5.15. Elective Deferrals must satisfy one of the ADP Tests, and Elective Deferrals which do not satisfy one of the ADP Tests will be deemed Excess Contributions and will be returned under Section 5.16.

     (2) Withdrawal Of Elective Deferrals: Elective Deferrals (exclusive of the earnings thereon) can only be withdrawn upon the earlier to occur of (1) the date the Participant incurs a Termination of Employment; (2) the date the Participant dies; (3) the date the Participant suffers a Disability; (4) the date an event described in Code ss. 401(k)(10) occurs; (5) the date the Participant retires; or (6) the date the Participant qualifies for a hardship distribution under Section 5.18. Distribution will be made in accordance with
Article 5.

     (3) Salary Reduction Agreement: A Participant may, in accordance with a written policy established by the Administrator, amend his or her salary reduction agreement to change the percentage being withheld. The Participant may also at any time suspend or cancel the salary reduction agreement upon reasonable written notice (not to exceed thirty [30] days). If a Participant cancels or suspends the salary reduction agreement, the Participant will not be permitted to put a new agreement into effect until such time as set forth in the written policy established by the Administrator. If necessary to insure that the Plan satisfies the ADP Test, the Employer may also amend or terminate a Participant's salary reduction agreement on written notice to the Participant. If a Participant has not authorized the Employer to withhold at the maximum rate permitted and the Participant desires to increase the total amount withheld for a Plan Year, the Participant may authorize the Employer upon reasonable notice to withhold a supplemental amount up to one hundred percent (100%) of his or her Compensation for one or more pay periods. In no event may the sum of the amount withheld under the salary reduction agreement plus the supplemental withholding exceed twenty-five percent (25%) of a Participant's Compensation for a Plan Year.

     (b) Matching Contributions: The Employer may contribute on behalf of each Participant a Matching Contribution up to fifty percent (50%) of each Participant's Elective Deferral, but Elective Deferrals that exceed six percent (6%) of a Participant's Compensation will not be considered. Matching Contributions made for each Plan Year must satisfy the ACP Test. Matching Contributions which do not satisfy the ACP Test will be deemed Excess Aggregate Contributions and will be returned in accordance with Section 5.17. The Employer may elect to treat all or any portion of a Matching Contribution as a Qualified Matching Contribution to the extent necessary to satisfy the ACP Test.

     (c) Non-Elective Contributions: The Employer may make a Non-Elective Contribution in such amount as determined by the Employer, and the Employer will convey such amount to the Trustee in writing. However, no Non-Elective
Contribution may exceed the maximum amount deductible under Code ss. 404; Non-Elective Contributions will be limited as required by Code ss. 415; and no Non-Elective Contribution will be made for any Participant who is not an Eligible Participant unless required by Section 3.5.

     (d) Qualified Non-Elective Contributions: Subject to the provisions of Notice 98-1, the Employer may, in lieu of distributing Excess Contributions under Section 5.16 or distributing Excess Aggregate Contributions under Section 5.17, elect to treat all of any portion of a Non-Elective Contribution as a QNEC sufficient to satisfy the ADP Test and/or the ACP Test; or the Employer elect to make a QNEC in an amount sufficient to satisfy the ADP Test and/or the ACP Test.

     (e)   Davis-Bacon   Contributions:   The  Employer  may  make   Davis-Bacon
Contributions in such amounts as determined by the Employer in a uniform and nondiscriminatory basis.

     (f) Contribution For Mistakenly Excluded Employees: Notwithstanding paragraph (c), if an Employee should have been included as a Participant but is mistakenly excluded for any reason, the Employer will make a Non-Elective Contribution equal to the sum of (1) the amount which would have been contributed for such Employee, and (2) the amount of earnings that would have been credited to the excluded Employee's Participant's Account but for the fact that the Employee was mistakenly excluded. Such contributions will be made regardless of whether such amounts are ever deductible by the Employer.

     (g) Refund Of Contributions: If the Plan fails to initially satisfy the requirements of Code ss. 401(a) and the Employer declines to amend the Plan to satisfy such requirements, contributions made prior to the date qualification is denied must be returned to the Employer within one (1) year of the date of denial, but only if the application for qualification is made by the time prescribed by law for filing the Employer's tax return for the taxable year in which the Plan is adopted, or by such later date as the Secretary of the Treasury may prescribe. If a contribution is attributable in whole or in part to a good faith mistake of fact, including a good faith mistake in determining deductibility under Code ss. 404, an amount may be returned to the Employer equal to the excess of the amount contributed over the amount which would have been contributed had the mistake not occurred. Earnings attributable to an excess contribution will not be returned, but losses attributable thereto will reduce the amount returned. Such amount will be returned within one (1) year of the date the contribution was made or the deduction disallowed, as the case may be.

     3.2 ALLOCATION OF EMPLOYER CONTRIBUTIONS. As of each Valuation Date, each Eligible Participant's share of the various types of Employer Contributions made to the Plan will be allocated to his or her Participant's Account as follows:

     (a) Elective Deferrals: Each Participant's Elective Deferrals contributed to the Plan by the Employer will be allocated to the Participant's Elective Deferral Account.

     (b) Matching And Qualified Matching Contributions: Matching Contributions will be allocated to an Eligible Participant's Matching Contribution Account; and any Matching Contributions that are treated as Qualified Matching Contributions will be allocated to an Eligible Participant's Qualified Matching Contribution Account. Matching Contributions will be allocated on the annual Valuation Date only to Participants who are Eligible Participants for the Plan Year.

     (c)  Non-Elective   Contributions:   Non-Elective   Contributions  will  be
allocated  on  the  annual   Valuation  Date  to  each  Eligible   Participant's
Non-Elective Contribution Account in accordance with the following provisions:

                            (1) Method of Allocation:

         Years of Credited                      Contribution
        Service for Vesting                        Percent
               0 - 5                                5.00%
               6 - 10                               5.50%
              11 - 15                               6.00%
              16 - 20                               6.50%
             21 or more                             7.00%

     (2) Definitions: For purposes of subparagraph (1), the term Years of Credited Service for Vesting means Year of Service as previously defined in
Section 1.67(e).

     (d) Qualified Non-Elective Contributions: QNECs, and Non-Elective Contributions that are treated as QNECs, will be allocated to the Qualified Non-Elective Contribution Account of each Eligible Participant who is a NHCE for the Plan Year. Such allocation will be made in the ratio that the Compensation of each such Participant bears to the total Compensation of all such Participants.

     (e) Davis-Bacon Contributions: If the Employer elects to make Davis-Bacon Contributions, a separate contribution will be determined for each affected Employee equal to the product of (1) the number of the affected Employee's Hours of Service during the Plan Year that are subject to the Davis-Bacon Act or similar state law requirements and (2) a specified amount per Hour of Service for the affected Employee's laborer or mechanic class, established (and as may be revised at any time) by the Employer in its sole discretion for each contract or any portion(s) thereof, provided that the specified amount for the affected Employee's class shall not exceed the prevailing fringe benefit component for that class under the appropriate Davis-Bacon Act (or similar state law) wage determination in the contract with respect to which the contribution is made.

     The aggregate Employer Contribution under this Section 3.2(e) shall be made to the Trust no less frequently than each quarter of the Plan Year, shall be allocated to a separately determined contribution for that Employee and without regard to completion of one thousand (1,000) Hours of Service during the Plan Year, shall be nonforfeitable at all times and shall otherwise be governed by the terms of this Plan except that any contributions returned to the Employer pursuant to Article 3 or other Plan provisions for which the Employer has taken credit under the Davis-Bacon Act or similar state laws shall be paid to the Employee for which such credit was taken. Any contributions under this Section 3.2(e) shall be made without regard to current or accumulated net profits, but this Plan will otherwise be treated as a profit sharing plan under the Code and ERISA.

     3.3 ALLOCATION OF EARNINGS AND LOSSES. As of each Valuation Date, accounts which have not been distributed since the prior Valuation Date will have the net income of the Trust Fund earned since the prior Valuation Date allocated thereto as set forth herein. Net income is the net of any interest, dividends, unrealized appreciation and depreciation, capital gains and losses, and investment expenses of the Trust.

     (a) Non-Segregated Accounts: Accounts which have not been segregated from the general Trust Fund for investment will have net income allocated thereto in the ratio that the value of each non-segregated account as determined on a time-weighted basis bears to the total value of all non-segregated accounts as determined on a time-weighted basis. The Forfeiture Account will not share in the allocation made under this paragraph.

     (b) Segregated Accounts And Policy Dividends: Accounts which have been segregated from the general Trust Fund for investment, including Directed
Investment Accounts established under Section 7.15 of the Plan, will only have the net income earned thereon allocated thereto. Policy dividends or credits will be allocated to the Participant's Account for whose benefit the Policy is held.

     3.4 ALLOCATION OF FORFEITURES. On each annual Valuation Date, any portion of the Forfeiture Account which has not been used to pay administrative expenses of the Plan will be used as follows: (a) Forfeitures attributable to Matching Contributions will first be used to reduce any Qualified Matching Contributions and then to reduce any Matching Contributions for the current Plan Year or for a future Plan Year; and (b) Forfeitures attributable to Non-Elective Contributions will be allocated to each Eligible Participant's Account in the ratio that each Eligible Participant's Compensation bears to the total Compensation of all Eligible Participants.

     3.5 TOP HEAVY MINIMUM ALLOCATION. In any Top Heavy Plan Year in which the Employer makes a contribution to the Plan, each eligible Non-Key Employee will receive the Top Heavy Minimum Allocation as follows:

     (a) Who Must Receive The Allocation: Except as otherwise provided in paragraph (b), the Top Heavy Minimum Allocation will be made for each eligible Non-Key Employee who is employed by the Employer on the last day of the Plan Year, including those Non-Key Employees who have failed to complete a Year of Service and who have been excluded from becoming Participants because (1) their Compensation is less than a stated amount; (2) they declined to make mandatory contributions (if required) to the Plan during the time they were considered to be Participants; or (3) they failed to make an elective contribution to a Code ss. 401(k) plan maintained by the Employer. However, the Top Heavy Minimum Allocation will not be required for any Non-Key Employee who also participates in an Employer sponsored money purchase pension plan or target benefit pension plan which provides a Top Heavy Minimum Allocation to such Non-Key Employee and which is included with this Plan in a Required Aggregation Group.

     (b) Lesser Allocation Allowed: If the allocation made to the Participant's Account of each Key Employee under Sections 3.2 and 3.4, including Elective Deferrals allocated under Section 3.2(a), is less than three percent (3%) of his or her Section 415 Compensation, and if this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to satisfy Code ss. 401(a)(4) or ss. 410, the Employer's contribution will be reallocated so the Top Heavy Minimum Allocation made to the Participant's Account of each eligible Non-Key Employee is equal to the largest percentage allocated to the Participant's Account of each Key Employee. Such percentage will be equal to the ratio of the sum of the Employer's contribution and Forfeitures allocated on such Key Employee's behalf divided by his or her Section 415 Compensation.

     3.6 FAILSAFE ALLOCATION. For any Plan Year in which the Plan fails to benefit at least seventy percent (70%) of Non-Highly Compensated Employees who are eligible to participate in the Plan, or in which the Plan fails to benefit a percentage of Non-Highly Compensated Employees who are eligible to participate in the Plan that is at least seventy percent (70%) of the percentage of Highly
Compensated Employees who benefit under the Plan, an additional Employer Contribution may be made and allocated first to that group of Employees who were Participants but not Eligible Participants for the Plan Year; next to that group of Employees who have not satisfied the eligibility requirements of Section 2.1(a) and are not members of an ineligible class of Employees as set forth in
Section 2.1(b); and then to that group of Employees who have not satisfied the eligibility requirements of Section 2.1(a) and are members of a non-statutory ineligible class of Employees as set forth in Section 2.1(b). Within each group, individuals will be ranked by service, and the individuals receiving an allocation will be those with the highest number of Hours of Service during the Plan Year beginning first by including only those who were Employees on the last day of the Plan Year. Allocations will be made under this Section only to the extent necessary to insure that the Plan satisfies one of the ratio percentage tests set forth in Code ss.ss. 410(b)(1)(A) or (B) as described above.

     3.7 ROLLOVERS. With the consent of the Administrator, any Employee who becomes an Employee of the Employer as a result of an acquisition by the Employer of the Employee's former employer, regardless of whether such Employee has become a Participant, may transfer amounts to this Plan from another qualified plan. Such transferred amounts are hereafter called Rollovers. Rollovers will be allocated to a Rollover Account in which the Employee will have a one hundred percent (100%) Vested Interest. The Administrator may choose for investment purposes to segregate Rollover Accounts into separate interest bearing accounts (except for such portion as a Participant may choose to self-direct under Section 7.15) or to invest them as part of the general Trust Fund, in which case such accounts will share in the allocation of earnings and losses under Section 3.3(a). Rollover Accounts will be administered as follows:

     (a) Definition Of Rollover: The term Rollover means amounts transferred to this Plan (1) in a trustee to trustee transfer from another qualified plan; (2) from another qualified plan as a lump sum distribution eligible for tax free rollover treatment which is transferred by the Participant to this Plan within sixty (60) days following receipt thereof; (3) from a conduit individual retirement account if the only assets therein were previously distributed to the Participant by another qualified plan as a lump sum distribution eligible for a tax free rollover within sixty (60) days of receipt thereof and earnings on said assets; or (4) from a conduit individual retirement account meeting the requirements of subparagraph (3) and transferred to this Plan within sixty (60) days of receipt thereof.

     (b) Withdrawal Of Rollovers: An Employee may withdraw all or any portion of his or her Rollover Account except for rollovers from the Central Pre-mix Concrete Co. Defined Benefit Pension Plan and Trust. Payment of the amount withdrawn shall be made as soon as reasonably practicable after the end of the Plan Year in which the Plan Administrator is provided with notice of such withdrawal request. Any amount withdrawn cannot be redeposited to the Employee's Rollover Account. However, amounts which constitute or are treated as constituting elective contributions as defined in regulation ss. 1.401(k)-1(g)(3) and which were transferred to this Plan in a trustee-to-trustee transfer from another qualified plan may only be withdrawn in accordance with the limitations set forth in regulation ss. 1.401(k)-1(d). All withdrawal requests must contain the Employee's address, social security number, birth date, and the amount of the withdrawal. A Rollover withdrawal will not prevent an Employee from accruing any future benefit attributable to Employer Contributions. An Employee's request to make a Rollover withdrawal must satisfy the applicable spousal consent requirements set forth in Section 5.8 of the Plan.

                                   ARTICLE 4.
                                  PLAN BENEFITS

         4.1......BENEFIT UPON NORMAL RETIREMENT. Every Participant who has
reached Normal or Early Retirement Age will be entitled to his or her Vested Aggregate Account determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.1.

         4.2......BENEFIT UPON LATE RETIREMENT. A Participant who has reached
Normal or Early Retirement Age may elect to remain employed and retire at a later date. Such Participant will continue to participate in the Plan and his or her Participant's Account will continue to receive allocations under Article 3 until the Participant actually retires. A Participant who elects late retirement may at any time (1) choose to have distributed prior to actual retirement all or part of his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution; or (2) choose to have such Vested Aggregate Account balance transferred to another qualified retirement plan maintained by the Employer. Upon actual retirement, the Participant will be entitled to his or her undistributed Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.1.

         4.3......BENEFIT UPON DEATH. Upon the death of a Participant prior to
Termination of Employment, or upon the death of a Terminated Participant prior to distribution of his or her Vested Aggregate Account, his or her Beneficiary will be entitled to the Participant's Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. If any Beneficiary who is living on the date of the Participant's death dies prior to receiving the entire death benefit, the remaining portion of such death benefit will be paid in a lump sum to the estate of such deceased Beneficiary. The Administrator's determination that a Participant has died and that a particular person has a right to receive the deceased Participant's death benefit will be final. Distribution will be made under Section 5.2.

         4.4......BENEFIT UPON DISABILITY. If a Participant suffers a Disability prior to Termination of Employment and thereafter retires, or if a Terminated Participant suffers a Disability prior to distribution of his or her Vested Aggregate Account, such Participant will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.3.

         4.5......BENEFIT UPON TERMINATION. A Participant who incurs a
Termination of Employment will be entitled to his or her Vested Aggregate Account balance determined as of the most recent Valuation Date coinciding with or immediately preceding the date of distribution. Distribution will be made under Section 5.4.

     4.6 DETERMINATION OF VESTED INTEREST. A Participant's Vested Interest in his or her Participant's Account will be determined in accordance with the following provisions:

     (a)  One  Hundred  Percent  (100%)  Vesting  Upon   Retirement,   Death  Or
Disability: A Participant will have a one hundred percent (100%) Vested Interest in his or her Participant's Account upon reaching Normal or Early Retirement Age prior to Termination of Employment, or upon death or Disability prior to that date.

     (b) Vesting Prior To Retirement, Death Or Disability: Except as otherwise provided in paragraph (a) above, a Participant's Vested Interest in his or her Participant's Account at any given time, including Termination of Employment prior to Normal or Early Retirement Age, death or Disability, will be determined in accordance with the following: (1) a Participant's Vested Interest in all Elective Deferrals, Matching Contributions, Qualified Matching Contributions, Qualified Non-Elective Contributions, and Davis-Bacon Contributions that are allocated to his or her Participant's Account will be one hundred percent (100%) upon entry into the Plan and at all times thereafter; and (2) a Participant's Vested Interest in all Non-Elective Contributions that are allocated to his or her Participant's Account will be determined in a non-Top Heavy Plan Year by the vesting schedule which immediately follows this paragraph based on the number of Years of Service the Participant has completed.

               Years of Service                 Vested Interest
                less than 3                           0%
                     3                               20%
                     4                               40%
                     5                               60%
                     6                               80%
                7 or more                           100%

                  (c) Vesting In A Top Heavy Plan Year: Notwithstanding the vesting schedule in paragraph (b), the Vested Interest of a Participant's Account in a Top Heavy Plan Year will be determined by the vesting schedule which immediately follows this paragraph. If this Plan ceases to be Top Heavy and the vesting schedule in paragraph (b) becomes effective, a Participnt's Vested Interest as determined under the vesting schedule in this paragraph cannot be reduced. Furthermore, any such reversion to the vesting schedule in paragraph (b) will be considered an amendment to this Section and will be treated in accordance with paragraph (d) of this Section pertaining to such amendments.

               Years of Service                 Vested Interest
               less than 2                            0%
                     2                               20%
                     3                               40%
                     4                               60%
                     5                               80%
                6 or more                           100%

                  (d) Amendments to Vesting Schedule: No amendment may directly or indirectly reduce a Participant's Vested Interest. If the vesting schedule is amended, a Participant with at least three Years of Service may, by filing a written request with the Administrator sixty (60) days after the latest of (1) the amendment's adoption date, (2) the amendment's effective date, or (3) the date the Participant receives written notice of the amendment, may elect to have the Vested Interest in his or her Participant's Account cmputed by the vesting schedule in effect prior to the amendment. A Participant who fails to make an election will have his or her Vested Interest computed under the new schedule. However, notwithstanding the foregoing, a Participant's Vested Interest in his or her Participant's Account will not be less than it was as of the later of January 1, 2000, or the date this amended Plan is actually adopted by the Employer.

                                   ARTICLE 5.
                            DISTRIBUTION OF BENEFITS

     5.1 BENEFIT UPON RETIREMENT. Unless a cash-out occurs under Section 5.5, the retirement benefit a Participant is entitled to receive under Section 4.1 or
4.2 will be distributed in one lump sum in cash. Distribution will be made within a reasonable time after the Participant's actual retirement date, or within a reasonable time after a Participant who elects late retirement requests payment, but distribution must begin no later than the Participant's Required Beginning Date.

     5.2 BENEFIT UPON DEATH. Unless a cash-out occurs under Section 5.5, the death benefit a deceased Participant's Beneficiary is entitled to receive under
Section 4.3 will be distributed as follows:

     (a) Non-Spouse Beneficiary: Any death benefit a non-spouse Beneficiary of a deceased Participant is entitled to receive will be distributed to the Beneficiary in one lump-sum payment in cash. Distribution of a death benefit to a non-spouse beneficiary will be made within a reasonable time after the death of the Participant, but distribution must be made by December 31 of the calendar year which contains the fifth (5th) anniversary of the Participant's death.

     (b) Surviving Spouse: Notwithstanding any other Beneficiary designation made by a Participant, if a Participant is married on the date of his or her death, the surviving spouse will be entitled to receive one hundred percent (100%) of the deceased Participant's death benefit unless the surviving spouse has waived that right in accordance with Section 5.8. The death benefit will be distributed to the surviving spouse in one lump sum in cash. The surviving spouse may (1) elect to have the death benefit distributed within a reasonable time after the death of the Participant; or (2) elect to defer distribution, but distribution may not be deferred beyond December 31 of the calendar year in which the deceased Participant would have attained age seventy and one-half (70 1/2).

     (c) Death of Surviving Spouse Before Distribution Begins: If the surviving spouse dies before distribution begins, distribution will be made as if the surviving spouse were the Participant. Distribution will be considered as having commenced when the deceased Participant would have reached Age seventy and one-half (70 1/2) even if payments have been made to the surviving spouse before that date. If distribution to the surviving spouse commences in the form of an irrevocable annuity over a period permitted under paragraph (b) above before the deceased Participant would have reached age seventy and one-half (70 1/2), distribution will be considered as having begun on the actual commencement date of the annuity.

     (d) Participants In Pay Status: If a Participant who has started receiving distribution of his or her retirement benefit dies before the entire benefit has been distributed, the balance of the benefit will be distributed to the Participant's Beneficiary at least as rapidly as under the method of distribution being used on the date of the Participant's death.

         5.3 DISABILITY BENEFITS. Unless a cash-out occurs under Section
5.5, the Disability benefit a Participant is entitled to receive under Section
4.4 will be distributed in one lump sum in cash. Distribution will be made to a disabled Participant within a reasonable time after the Participant suffers the Disability, but distribution must begin no later than the Required Beginning Date.

     5.4 BENEFIT UPON TERMINATION. Unless a cash-out occurs under Section 5.5 or a prior distribution has been made under Section 5.2 or Section 5.3, the benefit a Terminated Participant is entitled to receive under Section 4.5 will be distributed in one lump sum in cash. Distribution will be approximately ninety
(90) days after the semi-annual Valuation Date that occurs at least six months following Termination of Employment, but distribution must begin no later than the Required Beginning Date.

     5.5 CASH-OUT OF BENEFITS. If the lump sum value of a Participant's benefit does not exceed Five Thousand Dollars ($5,000.00), the Administrator may distribute the benefit in a lump sum without the Participant's consent as soon as practicable after the date the Participant becomes eligible for a distribution of such benefit, but distribution must occur no later than the date the benefit would otherwise be distributable under the terms of the Plan. That portion of the Participant's Account which is not a Vested Interest will be treated as a Forfeiture. If a Participant's Vested Interest in his Participant's Account is zero on the date of distribution, the Participant will be deemed to have received a distribution of such balance.

     5.6 RESTRICTIONS ON IMMEDIATE DISTRIBUTIONS. If the lump sum value of a Participant's benefit exceeds (or at the time of any prior distribution exceeded) Five Thousand Dollars ($5,000.00), and the benefit is immediately distributable, the benefit may only be distributed with the consent of the Participant in accordance with this Section. That portion of the Participant's Account which is not a Vested Interest will be treated as a Forfeiture.

     (a) Definition Of Immediately Distributable: A Participant's benefit is immediately distributable if any part of the benefit could be distributed to the Participant (or the Participant's surviving spouse) before the Participant reaches (or would have reached if not deceased) the later of his or her Normal Retirement Age or age fifty-nine and one-half (59 1/2 ).

     (b) Consent Requirements: The consent of the Participant to any benefit that is immediately distributable must be obtained in writing within the ninety
(90) day period ending on the Annuity Starting Date. However, the Participant will not be required to consent to a distribution that is required by Code ss. 401(a)(9) or ss. 415. If upon termination of this Plan neither the Employer nor an Affiliated Employer maintains another defined contribution plan other than an employee stock ownership plan (ESOP) as defined in Code ss. 4975(e)(7), the Participant's benefit will, without the Participant's consent, be distributed to the Participant. If the Employer or an Affiliated Employer does maintain another defined contribution plan other than an ESOP, the Participant's benefit will, without the Participant's consent, be transferred to the other plan if the Participant does not consent to an immediate distribution under the terms of this Section.

     (c) Notification Requirements: The Administrator must notify the Participant of the right to defer any distribution until it is no longer immediately distributable. Notification will include a general explanation of the material features and relative values of the optional forms of benefit available under the Plan in a manner that would satisfy the notice requirements of Code ss. 417(a)(3); and will be provided no less than thirty (30) days or more than ninety (90) days prior to the Annuity Starting Date. Distribution of the Participant's benefit may begin less than thirty (30) days before the Annuity Starting Date if (1) the Administrator clearly informs the Participant he has a right to a period of at least thirty (30) days after receiving notice to consider the decision of whether or not to elect a distribution, and (2) the Participant, after receiving the required notification, affirmatively elects a distribution.

     5.7 RESTORATION OF FORFEITED ACCOUNT BALANCE. If a Participant with a partially Vested Interest in his or her Participant's Account terminates employment with the Employer and receives (or is deemed to have received) a distribution of such Vested Interest, and such Participant is subsequently reemployed by the Employer, then such Participant's Account balance will be restored to the amount on the date of distribution if the Employee repays to the Plan the full amount of the distribution which was attributable to Employer Contributions before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the date on which the Participant incurs five (5) consecutive Breaks in Service following the date of distribution. If a Participant whose Vested Interest in his or her Participant's Account is zero is deemed to receive a distribution of such Vested Interest before the date he or she incurs five (5) consecutive Breaks in Service, upon reemployment with the Employer, such Participant's Account balance which is attributable to Employer Contributions will be restored to the amount on the date of the deemed distribution.

     5.8 SPOUSAL CONSENT REQUIREMENTS. A surviving spouse's election not to receive a death benefit under Section 5.2 will not be effective unless (1) the election is in writing; (2) the election designates a specific Beneficiary or form of benefit which may not be changed without spousal consent (or the spouse's consent expressly permits designations by the Participant without any requirement of further spousal consent); and (3) the spouse's consent acknowledges the effect of the election and is witnessed by the Administrator or a notary public.

     5.9 APPLICATION OF CODE SECTION 401(a)(9). All Plan distributions will be determined and made in accordance with the regulations issued under Code ss. 401(a)(9), including the minimum distribution incidental benefit requirement of regulation ss. 1.401(a)(9)-2, and any provisions in this Plan which reflect Code ss. 401(a)(9) will override any distribution options which are inconsistent with such Code section and regulations.

     5.10 STATUTORY COMMENCEMENT OF BENEFITS. Unless the Participant otherwise elects, distribution of a Participant's benefit must begin no later than the sixtieth (60th) day after the latest of the close of the Plan Year in which the Participant (1) reaches the earlier of age sixty-five (65) or Normal Retirement Age; (2) reaches the tenth (10th) anniversary of the year the Participant commenced Plan participation; or (3) terminates service with the Employer. The failure of a Participant to consent to a distribution while a benefit is immediately distributable within the meaning of Section 5.6 above will be deemed to be an election to defer payment of any benefit sufficient to satisfy this Section. If this Plan provides for early retirement, a Participant who satisfied the service requirement for early retirement prior to Termination of Employment will be entitled to receive his or her Vested Aggregate Account, if any, upon satisfaction of the age requirement for early retirement.

     5.11 DETERMINATION OF LIFE EXPECTANCIES. If a Participant's Vested Aggregate Account is distributed through other than the purchase of an immediate annuity, the applicable calendar year will be the First Distribution Calendar Year and, if life expectancy is being recalculated, each succeeding calendar year. If annuity payments begin before the Required Beginning Date, the applicable calendar year is the year such payments begin. If distribution is in the form of an immediate annuity purchased after the Participant's death with the Participant's remaining interest, the applicable calendar year is the year of purchase. For purposes of Section 5.2, payments will be calculated using the return multiples specified in regulation ss. 1.72-9. Life expectancy of a surviving spouse may be recalculated annually, but in the case of any other Beneficiary it will be calculated at the time payment first commences and payments for any twelve (12) consecutive month period will be based on such life expectancy minus the number of whole years passed since distribution first commenced. The First Distribution Calendar Year is, for distributions beginning before the Participant's death, the calendar year immediately preceding the calendar year containing the Participant's Required Beginning Date. For distributions beginning after the death of a Participant, the First Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 5.2.

     5.12 SEGREGATION OF BENEFIT BEFORE DISTRIBUTION. As of the Valuation Date coinciding with or next following the date a Participant terminates employment for any reason, the Administrator will, until a distribution is made to the Participant or the Participant's Beneficiary in accordance with Sections 5.1, 5.2, 5.3, 5.4, or 5.5, direct the Trustee to either (1) invest the Participant's Vested Aggregate Account balance determined as of such Valuation Date in a separate account in such investments as the Trustee deems acceptable; or (2) leave the Vested Aggregate Account balance as part of the general Trust Fund, in which case such account will share in the allocation of earnings and losses under Section 3.3(a).

     5.13 DISTRIBUTION IN EVENT OF INCAPACITY. If any person entitled to benefits (the "Payee") suffers from a Disability or is under a legal incapacity, payments may be made in one or more of the following ways as directed by the
Administrator: (a) to the Payee directly; (b) to the guardian or legal representative of the Payee's person or estate; (c) to a relative of the Payee, to be expended for the Payee's benefit; or (d) to the custodian of the Payee under any Uniform Gifts to Minors Act. The Administrator's determination of minority or incapacity will be final.

     5.14 DIRECT ROLLOVERS. A distributee may elect to have any portion of an eligible rollover distribution paid to an eligible retirement plan specified by the distributee in a direct rollover, which is a payment by the Plan to the eligible retirement plan specified by the distributee.

     (a) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or for the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; (2) any distribution to the extent such distribution is required under Code ss. 401(a)(9); (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation on Employer securities); and (4) any part of a hardship distribution attributable to Elective Deferrals.

     (b) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in Code ss. 408(a), an individual retirement annuity described in Code ss. 408(b), an annuity plan described in Code ss.
403(a), or a qualified trust described in Code ss. 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) Definition Of Distributee: For purposes of this Section, a distributee includes an Employee or former Employee. In addition, an Employee's or former Employee's Surviving Spouse and an Employee's or former Employee's spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code ss. 414(p), are distributees with regard to the interest of the Spouse or former Spouse.

     5.15 DISTRIBUTION OF EXCESS ELECTIVE DEFERRALS. Excess Elective Deferrals, plus any income and minus any loss allocable thereto, will be distributed no later than April 15 to any Participant to whose account Excess Elective Deferrals were allocated for the preceding year and who claims Excess Elective Deferrals for such taxable year. Such distribution will be made in accordance with the following:

     (a) Assignment Of Excess Elective Deferrals: Participant may assign to this Plan any Excess Elective Deferrals made during a taxable year of the Participant by notifying the Administrator on or before April 15 of the amount of the Excess Elective Deferrals to be assigned to the Plan. A Participant will be deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of the Employer.

     (b) Definition Of Excess Elective Deferrals: The term Excess Elective Deferrals means Elective Deferrals includible in a Participant's gross income under Code ss. 402(g) to the extent his or her Elective Deferrals for a taxable year exceed the dollar limitation under such Code Section. Excess Elective Deferrals will be treated as Annual Additions under Section 6.1 of the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year. Excess Elective Deferrals that are distributed after April 15 are includible in the Participant's gross income in the taxable year in which deferred and the taxable year in which distributed.

     (c) Determination Of Income Or Loss: Excess Elective Deferrals will be adjusted for any income or loss up to the end of the Participant's taxable year and, at the discretion of the Administrator, may be adjusted for income or loss up to the date of distribution. The period between the end of the Participant's taxable year and the date of distribution will be referred to as the gap period, and any income earned during the gap period will be allocated at the discretion of the Administrator applied consistently to all Participants and to all corrective distributions for the taxable year. The income or loss allocable to a Participant's Excess Elective Deferrals will be the amount determined in subparagraph (1) or (2) plus, if applicable the amount determined in subparagraph (3):

     (1) The amount determined by multiplying the income or loss allocable to the Participant's Elective Deferrals for the taxable year and the gap period by a fraction, the numerator of which is the Participant's Excess Elective Deferrals for the year and the denominator of which is (A) the Account balance attributable to Elective Deferrals as of the beginning of the Participant's taxable year plus any Elective Deferrals allocated to the Participant's Account during such taxable year and the gap period, if applicable, or (B) solely with respect to taxable years beginning before January 1, 1992, the Participant's Account balance attributable to Elective Deferrals as of the end of the Participant's taxable year, reduced by any gain and increased by any loss allocable thereto during the taxable year; or

     (2) The amount determined by any reasonable method of allocating income or loss to Excess Elective Deferrals for the taxable year and for the gap period provided the method used is the same method used by this Plan for allocating income or losses to Participant's Accounts; and

     (3) Ten percent (10%) of the amount determined under subparagraph (1) above multiplied by the number of whole months between the end of the Participant's taxable year and the distribution date, counting the month of distribution if the distribution date occurs after the 15th of such month.

     5.16 DISTRIBUTION OF EXCESS CONTRIBUTIONS. Excess Contributions, plus any income and minus any loss allocable thereto, will be distributed no later than the last day of each Plan Year to Participants to whose accounts Excess Contributions were allocated for the preceding Plan Year. The amount of Excess Contributions to be distributed under this Section will be reduced by any Excess Elective Deferrals previously distributed to the Participant under Section 5.15 for the Participant's taxable year ending with or within the Plan Year. Such distribution will be made in accordance with the following:

     (a) Allocation To HCEs: Excess Contributions will be allocated to the HCEs with the largest amounts of Employer Contributions taken into account in calculating the ADP Test for the year in which the Excess Contributions arose, beginning with the HCE with the largest amount of such Employer Contributions and continuing in descending order until all Excess Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Contributions. If excess amounts are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which they arose, a ten percent (10%) excise tax will be imposed on the Employer. Excess Contributions will be treated as Annual Additions pursuant to Section 6.1.

     (b) Definition Of Excess Contributions: Excess Contributions, with respect to any Plan Year, are the excess of (a) the aggregate amount of Employer Contributions actually taken into account in computing the ADP Test of Participants who are HCEs for such Plan Year, over (b) the maximum amount of such contributions permitted by the ADP Test (determined by reducing contributions made on behalf of Participants who are HCEs in order of their ADPs, beginning with the highest of such percentages).

     (c) Determination Of Income Or Loss: Excess Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the Administrator's discretion, may be so adjusted up to the date of distribution. The period, if any, between the end of the Plan Year and the distribution date is the gap period, and any income earned therein will be allocated at the Administrator's discretion applied consistently to all Participants and to all corrective distributions made for the Plan Year. The income or loss allocable to a Participant's Excess Contributions will be the amount determined in subparagraph (1) or (2) plus, if applicable the amount determined in subparagraph (3):

     (1) The amount determined by multiplying the income or loss allocable to his or her Elective Deferrals (and if applicable, QNECs and/or QMACs) for the Plan Year (and the gap period, if applicable) by a fraction, the numerator of which is the Participant's Excess Contributions for the year and the denominator of which is (A) the Participant's Account balance attributable to Elective Deferrals (and if applicable, QNECs and/or QMACs included in the ADP test) as of the beginning of the Plan Year plus any Elective Deferrals (and if applicable, QNECs and/or QMACs included in the ADP test) allocated to the Participant during such Plan Year and the gap period, if applicable, or (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Account balance attributable to Elective Deferrals (and if applicable, QNECs and/or QMACs included in the ADP Test) as of the end of the Plan Year reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

     (2) The amount determined by any reasonable method of allocating income or loss to the Participant's Elective Deferrals (and if applicable, QNECs or QMACs, or both) for the Plan Year and for the gap period if such method is the same method used by this Plan for allocating income or losses to Participants' Accounts; and

     (3) Ten percent (10%) of the amount determined under subparagraph (1) above multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if the distribution date occurs after the 15th of such month.

     (d) Accounting For Excess Contributions: Excess Contributions will be distributed from the Participant's Elective Deferral Account and QMAC Account in proportion to the Participant's Elective Deferrals and QMACs (to the extent used in the ADP Test) for the Plan Year. Excess Contributions will be distributed from the Participant's QNEC Account only to the extent the Excess Contributions exceed the balance in the Participant's Elective Deferral Account and QMAC Account.

     5.17 DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, will be forfeited, if forfeitable, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts such Excess Aggregate Contributions were allocated for the preceding Plan Year. Such distribution will be made in accordance with the following:

     (a) Allocation To HCEs: Excess Aggregate Contributions will be allocated to the HCEs with the largest Contribution Percentage Amounts taken into account in calculating the ACP Test for the year in which the excess arose, beginning with the HCE with the largest amount of such Contribution Percentage Amounts and continuing in descending order until all the Excess Aggregate Contributions have been allocated. For purposes of the preceding sentence, the "largest amount" is determined after distribution of any Excess Aggregate Contributions. If Excess Aggregate Contributions are distributed more than two and one-half (2 1/2) months after the last day of the Plan Year in which they arose, a ten percent (10%) excise tax will be imposed on the Employer with respect to those amounts. Excess Aggregate Contributions will be treated as Annual Additions under Section 6.1.

     (b) Forfeitures Of Excess Aggregate Contributions: Forfeitures of Excess Aggregate Contributions will be applied to reduce the Employer's contributions for the Plan Year in which the excess arose to the extent the excess exceeds Employer Contributions or the Employer has already contributed for such Plan Year.

     (c) Definition Of Excess Aggregate Contributions: The term Excess Aggregate Contribution means, with respect to any Plan Year, the excess of (1) the aggregate Contribution Percentage Amounts used in computing the numerator of the Contribution Percentage actually made on behalf of Participants who are HCEs for such Plan Year, over (2) the maximum Contribution Percentage Amounts permitted by the ACP Test (determined by reducing contributions made for Participants who are HCEs in order of their Contribution Percentage Amounts beginning with the highest of such percentages). Such determination will be made after first determining Excess Elective Deferrals and then determining Excess Contributions. Actual Contribution Percentage, Contribution Percentage, and Contribution Percentage Amount are defined in Section 1.10 of the Plan.

     (d) Determination Of Income: Excess Aggregate Contributions will be adjusted for any income or loss up to the end of the Plan Year and, at the Administrator's discretion, may be so adjusted up to the distribution date. The period between the end of the Plan Year and the distribution date is the gap period, and income earned during the gap period will be allocated at the Administrator's discretion as applied consistently to all Participants and to all corrective distributions for the Plan Year. The income or loss allocable to a Participant's Excess Aggregate Contributions will be the amount determined in subparagraph (1) or (2) plus, if applicable, the amount determined in subparagraph (3):

     (1) The amount determined by multiplying the income or loss allocable to the Participant's Voluntary Employee Contributions, Matching Contributions (if not used in the ADP Test), QNECs and, to the extent applicable, Elective Deferrals for the Plan Year and the gap period, if applicable, by a fraction, the numerator of which is such Participant's Excess Aggregate Contributions for the year and the denominator of which is (A) the Participant's Account balance attributable to Contribution Percentage Amounts as of the beginning of the Plan Year, plus any additional amounts attributable to Contribution Percentage Amounts allocated to the Participant during such Plan Year and the gap period, if applicable, or (B) solely with respect to Plan Years beginning before January 1, 1992, the Participant's Account balance attributable to Contribution Percentage Amounts as of the end of the Plan Year, reduced by any gain and increased by any loss allocable thereto during the Plan Year; or

     (2) The amount determined by any reasonable method of allocating income or loss to the Participant's Voluntary Contributions, Matching Contributions and QNECs for the Plan Year and the gap period, if applicable, if the method is the same one used by this Plan for allocating income or losses to Participants' Accounts; and

     (3) Ten percent (10%) of the amount determined under subparagraph (1) above multiplied by the number of whole months between the end of the Plan Year and the distribution date, counting the month of distribution if the distribution date occurs after the 15th of such month.

     (e) Accounting For Excess Aggregate Contributions: Excess Aggregate Contributions will be forfeited if forfeitable, or will be distributed on a pro-rata basis from the Participant's Voluntary Employee Contribution Account, Matching Contribution and QMAC Accounts, and if applicable, from the QNEC
Account, the Elective Deferral Account, or from both the QNEC and Elective Deferral Accounts.

     5.18 FINANCIAL HARDSHIP DISTRIBUTIONS. A Participant may request in writing that up to one hundred percent (100%) of the Participant's Vested Interest in his or her Elective Deferral Account (including any earnings credited thereto as of the end of the last Plan Year ending before July 1, 1989) as of the Valuation Date immediately preceding such request be distributed because of the Participant's financial hardship, subject to the following provisions:

     (a) Amount And Form Of Distribution: The maximum amount distributable cannot exceed the amount required to relieve the financial hardship, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution. A hardship distribution will only be in a lump sum.

     (b) Definition Of Financial Hardship: Financial hardship means an immediate and heavy financial need that the Participant lacks available resources to satisfy. For purposes of this Plan, the following financial needs will be considered immediate and heavy: (1) payment of medical expenses within the meaning of Code ss. 213(d) that are incurred by the Participant, his spouse or his children; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse or the Participant's children; (4) the need to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage of the Participant's principal residence; (5) payment of funeral expenses for a member of the Participant's family; or (6) any other immediate and heavy financial need as determined by the Administrator in a uniform nondiscriminatory manner.

     (c) Participant's Written Representations: Except as otherwise provided in paragraph (d), a hardship distribution can only be made to the extent a Participant's financial hardship cannot be satisfied from other resources reasonably available to the Participant, as determined by the Administrator on the basis of all relevant facts and circumstances. However, the Administrator may treat a distribution as necessary to satisfy a financial hardship if the Administrator, in the absence of actual knowledge to the contrary, relies upon the Participant's written representation that the financial hardship cannot be relieved (1) through reimbursement or compensation by insurance or otherwise;
(2) by liquidation of the Participant's assets, to the extent such liquidation would not itself cause a financial hardship; (3) by cessation of the Participant's Elective Deferrals or Voluntary Employee Contributions to the Plan; or (4) by other distributions or nontaxable (at the time of the loan) loans from any other Employer-maintained plans or from any other employer, or by borrowing from commercial sources on reasonable commercial terms.

     (d) Safe Harbor Deemed Distributions: If a Participant elects not to comply with the written representation requirements in paragraph (c) with respect to a distribution made for one of the reasons in paragraphs (b)(1), (2), (3) or (4), then any such distribution will be deemed necessary to satisfy a financial hardship if the Participant has obtained all distributions (other than financial hardship distributions) and all nontaxable loans currently available under all plans maintained by the Employer. Furthermore, by electing not to comply with the requirements of paragraph (c), the Participant cannot make Elective Deferrals and Voluntary Employee Contributions to this Plan or any other Employer maintained plan for at least twelve (12) months after receipt of the hardship distribution; and for the Participant's taxable year immediately following the taxable year of the hardship distribution, the Participant cannot make Elective Deferrals to this Plan or any other Employer maintained plan in excess of the applicable limit under Code ss. 402(g)(5) for such taxable year, minus the amount of such Participant's Elective Deferrals made for the taxable year in which the financial hardship distribution was made.

     (e) Restriction On Certain Transferred Assets: Notwithstanding any provision in this Section to the contrary, no hardship distribution can be made under this Section with respect to benefits attributable to assets (including post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code ss. 414(l), from a money purchase pension plan qualified under Code ss. 401(a) to this Plan (other than any portion of those assets and liabilities attributable to Voluntary Employee Contributions).

     (f) Participants Who Are Not One Hundred Percent (100%) Vested: If a distribution is made under this Section when a Participant has less than a one hundred percent (100%) Vested Interest in the sub-account from which all or any part of the financial hardship distribution is made, and such Vested Interest may increase, a separate account will be established for such sub-account, and at any relevant time the Participant's Vested Interest in the separate account will be equal to an amount ("X") determined by the formula X = P[(AB+(R x
D))-(RxD)]. In applying the formula, "P" is the Vested Interest at the relevant time, "AB" is the account balance at the relevant time, "D" is the amount of the distribution, and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.

     5.19 PRE-RETIREMENT DISTRIBUTIONS. A Participant may request in writing that within sixty (60) days of such request up to one hundred percent (100%) of the Participant's Vested Interest in his or her Non-Elective Contribution Account and Matching Contribution Account be distributed to the Participant, subject to the following provisions:

     (a) Eligibility Requirements: On the date of distribution, the portion of the Participant's Account being distributed must have accumulated for at least two consecutive Plan Years, or the Participant must have completed at least five
(5) Years of Plan Participation. In addition, the Participant must have reached age fifty-nine and one-half (59 1/2 ).

     (b) Amount And Form Of Distribution: The maximum amount of Non-Elective Contributions and Matching Contributions distributable under this Section is the Participant's Vested Interest in his or her Non-Elective Contribution Account and Matching Contribution Account as of the Valuation Date which coincides with or immediately precedes the date of distribution. Any distribution under this Section will only be made to the Participant in one lump sum payment.

     (c) Restriction On Certain Transferred Assets: Notwithstanding any provision in this Section to the contrary, no pre-retirement distribution can be made under this Section with respect to benefits attributable to assets (including post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Code ss. 414(l), from a money purchase pension plan qualified under Code ss. 401(a) to this Plan (other than any portion of those assets and liabilities attributable to Voluntary Employee Contributions)

     (d) Participants Who Are Not One Hundred Percent (100%) Vested: If a distribution is made under this Section when a Participant has less than a one hundred percent (100%) Vested Interest in the sub-account from which all or any part of the pre-retirement distribution is made, and such Vested Interest may increase, a separate account will be established for such sub-account, and at any relevant time the Participant's Vested Interest in the separate account will be equal to an amount ("X") determined by the formula X = P[(AB+(R x D))-(RxD)]. In applying the formula, "P" is the Vested Interest at the relevant time, "AB" is the account balance at the relevant time, "D" is the amount of the distribution, and "R" is the ratio of the account balance at the relevant time to the account balance after distribution.

                                   ARTICLE 6.
                          CODE SECTION 415 LIMITATIONS

     6.1 MAXIMUM ANNUAL ADDITION. The maximum Annual Addition as defined in paragraph (c) below made to a Participant's various accounts maintained under the Plan for any Limitation Year beginning after December 31, 1986, will not exceed the lesser of the Dollar Limitation set forth in Section 6.1(a) or the Compensation Limitation set forth in Section 6.1(b), as follows:

                  (a) Dollar Limitation: The Dollar Limitation is Thirty Thousand Dollars ($30,000.00) as annually adjusted by the Secretary of the Treasury pursuant to Code ss. 415(d).

     (b) Compensation Limitation: The Compensation Limitation is equal to twenty-five percent (25%) of the Participant's Section 415 Compensation for the Limitation Year. This limitation will not apply to any contribution made for medical benefits within the meaning of Code ss. 419A(f)(2) after separation from service which is otherwise treated as an Annual Addition or to any amount treated as an Annual Addition under Code ss. 415(l)(1).

     (c) Annual Additions: The term Annual Additions means the sum of the following amounts credited to a Participant's Account for the Limitation Year:
(1) Employer Contributions; (2) Employee Contributions; (3) Forfeitures; (4) amounts allocated after March 31, 1984, to an individual medical account, as defined in Code ss. 415(l)(2), which is part of a pension or annuity plan maintained by the Employer; and (5) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, attributable to post-retirement medical benefits, allocated to the separate account of a key employee, as defined in Code ss. 419A(d)(3), under a welfare fund, as defined in Code ss. 419(e), maintained by the Employer. A Participant's Annual Additions do not include his or her rollovers, loan repayments, repayments of prior Plan distributions or prior distributions of mandatory contributions, direct transfers of contributions from another plan to this Plan, deductible contributions to a simplified employee pension plan, or voluntary deductible contributions.

     6.2 ADJUSTMENTS TO MAXIMUM ANNUAL ADDITION. In applying the limitation on Annual Additions set forth in Section 6.1, the following adjustments must be made to the limitation:

     (a) Short Limitation Year: In a Limitation Year of less than twelve (12) months, the Defined Contribution Dollar Limitation in Section 6.1(a) will be adjusted by multiplying it by the ratio that the number of months in the short Limitation Year bears to twelve (12).

     (b) Plans With Different Anniversary Dates: If a Participant participates in multiple defined contribution plans sponsored by the Employer which have different Anniversary Dates, the maximum Annual Addition in this Plan for the Limitation Year will be reduced by the Annual Additions credited to the Participant's accounts in the other defined contribution plans for such Limitation Year.

     (c) Plans With The Same Anniversary Date: If a Participant participates in multiple defined contribution plans sponsored by the Employer which have the same Anniversary Date, (1) if only one of the plans is subject to Code ss. 412, Annual Additions will first be credited to the Participant's accounts in the plan subject; and (2) if none of the plans are subject to Code ss. 412, the maximum Annual Addition in this Plan for a given Limitation Year will equal the product of the maximum Annual Addition for such Limitation Year minus any other Annual Additions previously credited to the Participant's account, multiplied by the ratio the Annual Additions which would be credited to a Participant's accounts hereunder without regard to the limitations in Section 6.1 bears to the Annual Additions for all plans described in this paragraph.

     6.3 MULTIPLE PLANS AND MULTIPLE EMPLOYERS. All defined benefit plans (whether terminated or not) of the Employer will be treated as one (1) defined benefit plan, and all defined contribution plans (whether terminated or not) of the Employer will be treated as one (1) defined contribution plan. In addition, all Affiliated Employers will be considered a single employer.

     6.4 MULTIPLE PLAN REDUCTION. For Plan Years beginning before January 1, 2000, if an Employee is, or has been, a Participant in one or more Employer-sponsored defined benefit plans and in one or more Employer-sponsored defined contribution plans, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0, determined in accordance with the following provisions:

     (a) Defined Benefit Fraction: The defined benefit fraction has as its numerator the Participant's Projected Annual Benefits determined as of the close of the Limitation Year and has as its denominator the lesser of one hundred twenty-five percent (125%) of the dollar limitation for the Limitation Year determined under Code ss. 415(b) and ss. 415(d), or one hundred forty percent (140%) of the amount which may be taken into account under Code ss. 415(b)(1)(B) for such Limitation Year. However, with respect to anyone who was a Participant as of the first day of the first Limitation Year beginning after December 31, 1987, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than one hundred twenty-five percent (125%) of the Current Accrued Benefit.

     (b)  Definitions:  The term  Projected  Annual  Benefits  means the  annual benefits payable to a Participant under all defined benefit plans (whether terminated or not) of the Employer as determined under regulation ss.
1.415-7(b)(3); and the term Current Accrued Benefit means a Participant's accrued benefit under a defined benefit plan, determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code ss. 415(b)(2). In determining a Participant's Current Accrued Benefit, the Administrator will disregard any changes in the terms and conditions of the Plan after May 5, 1986, and any cost of living adjustment occurring after May 5, 1986. The Current Accrued Benefit will only be used as set forth above if the defined benefit plans individually and in the aggregate satisfied the requirements of Code ss. 415 for all Limitation Years beginning before January 1, 1987.

     (c) Defined Contribution Fraction: The defined contribution fraction has as its numerator the sum of the Annual Additions to the Participant's Account under all the defined contribution plans (whether terminated or not) maintained by the Employer for the current Limitation Year and all prior Limitation Years (including the Annual Additions attributable to the Participant's non-deductible contributions to all Employer maintained defined benefit plans, whether terminated or not, and the Annual Additions attributable to all welfare benefit funds, as defined in Code ss. 419(e), and individual medical accounts, as defined in Code ss. 415(l)(2) maintained by the Employer), and has as its denominator the sum of the maximum aggregate amounts for the current Limitation Year and all prior Limitation Years the Employee was employed by the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum permissible aggregate amount in any Limitation Year is the lesser of (1) one hundred twenty-five percent (125%) of the dollar limitation in effect in Code ss. 415(c)(1)(A) for such Limitation Year determined without regard to Code ss. 415(c)(6) and adjusted per regulation ss. 1.415-7(d)(1) and Notice 83-10, or (2) thirty-five percent (35%) of the Participant's Section 415 Compensation.

     (d) Transition Rule For Denominator: For defined contribution plans in effect on or before July 1, 1982, the Administrator may elect for any Limitation Year ending after December 31, 1982, that the denominator be the product of the denominator for the Limitation Year ending in 1982 determined under the law in effect for such Limitation Year, multiplied by the Transition Fraction, which is a fraction which has as its numerator the lesser of Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875.00) or 1.4 multiplied by twenty-five percent (25%) of the Participant's Section 415 Compensation for the Plan Year ending in 1981, and which has as its denominator the lesser of Forty-one Thousand Five Hundred Dollars ($41,500.00) or twenty-five percent (25%) of the Participant's Section 415 Compensation for the Plan Year ending in 1981. In any Top Heavy Limitation Year, Forty-one Thousand Five Hundred Dollars ($41,500.00) will be substituted for Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875.00) in determining the Transition Fraction unless the Extra Minimum Allocation is being provided in Section 3.5. In a Super Top Heavy Plan Year, Forty-one Thousand Five Hundred Dollars ($41,500.00) will always be substituted for Fifty-one Thousand Eight Hundred Seventy-five Dollars ($51,875.00).

     (e) Adjustment Of Fraction: If an Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of the defined contribution fraction will be adjusted if the sum of such defined contribution fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of the excess of the sum of the defined benefit fraction and the defined contribution fraction over
1.0 multiplied by the denominator of the defined contribution fraction will be permanently subtracted from the numerator of the defined contribution fraction. The adjustment will be calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code ss. 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

     (f) Top Heavy Adjustments: In any Top Heavy Limitation Year, one hundred percent (100%) will be substituted for one hundred twenty-five percent (125%) in paragraphs (a) and (c) unless (1) a seven and one-half percent (7.5%) allocation is being provided in Section 3.5, or (2) a Non-Key Employee is being provided with a retirement benefit under a defined benefit plan equal to three percent (3%) of his or her average monthly Section 415 Compensation. In any Super Top Heavy Limitation Year, one hundred percent (100%) will be substituted for one hundred twenty-five percent (125%) in any event. If the one hundred percent (100%) limitation is exceeded for any Participant in any Limitation Year, (1) the Participant's accrued benefit in the defined benefit plan will not be increased; (2) no Annual Additions may be credited to the Participant's accounts under this Plan; and (3) the Participant may not make any contributions, whether voluntary or mandatory, to this Plan or any other Employer sponsored qualified plan.

     6.5 ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS. If an allocation of Forfeitures or an error in calculating a Participant's Compensation causes the Annual Additions allocated to such Participant's Account to exceed the maximum set forth in Section 6.1, such Participant's Account will be adjusted as follows to reduce such excess:

     (a) Return Of Elective Deferrals And Employee Contributions: The Administrator will return any Elective Deferrals and/or Employee Contributions (whether such Employee Contributions are voluntary or mandatory), and will distribute the gains attributable to those Elective Deferrals and/or Employee Contributions, to the extent that such return or distribution would reduce the excess amount in the Participant's Account.

     (b) Reallocation In The Current Year: After the return of contributions and the distribution of gains specified in paragraph (a) have been made, and prior to the creation of a Section 415 Suspense Account as set forth in paragraph (c) below, any excess will be reallocated in accordance with Section 3.2 to all Participants who have not yet attained their maximum Annual Addition. If necessary, the Administrator will repeat the reallocation until all Participants have reached their maximum Annual Addition.

     (c) Remaining Excess: If an excess amount still remains in a Participant's Account, then (1) if the Participant is employed by the Employer at the end of the Limitation Year, the Administrator will hold the excess in the Section 415 Suspense Account and use it to reduce Employer Contributions (including any allocation of Forfeitures) for the next Limitation Year (and each succeeding Limitation Year if necessary) for the Participant; and (2) if the Participant is not employed by the Employer at the end of a Limitation Year, the excess may not be distributed to the Participant but will be held unallocated in the Section 415 Suspense Account and will be used to reduce future Employer Contributions (including the allocation of Forfeitures) for all remaining Participants in the next Limitation Year and each succeeding Limitation Year if necessary.

     (d) Earnings, Losses And Reallocation: If the Section 415 Suspense Account is in existence at any time during a Limitation Year pursuant to this Section, it will not share in the allocation of the earnings or losses of the Trust Fund. If the Section 415 Suspense Account is in existence at any time during a particular Limitation Year, all amounts in such account must be allocated and reallocated to Participants' Accounts before any Employer Contributions or any Employee Contributions may be made to the Plan for that Limitation Year. Excess amounts in the Section 415 Suspense Account may not be distributed to Participants or former Participants.

                                   ARTICLE 7.
                              DUTIES OF THE TRUSTEE

     7.1 APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION. The Plan will have one or more individual Trustees, a corporate Trustee or any combination thereof appointed as follows:

     (a) Appointment Of Trustee: Each Trustee will be appointed by the Employer and will serve until its successor has been named or until such Trustee's resignation, death, incapacity, or removal, in which event the Employer will name a successor Trustee. The term Trustee will include the original and any successor Trustees.

     (b) Resignation Of Trustee: A Trustee may resign at any time by giving thirty (30) days' written notice in advance to the Employer, unless such notice is waived by the Employer. The Employer may remove a Trustee by giving such Trustee thirty (30) days' written notice in advance. Such removal may be with or without cause.

     (c) Successor Trustee: Each successor Trustee will succeed to the title to the Trust by accepting his appointment in writing and by filing such written acceptance with the former Trustee and the Employer. The former Trustee, upon receipt of such acceptance, will execute all documents and perform all acts necessary to vest the Trust Fund's title of record in any successor Trustee. No successor Trustee will be personally liable for any act or failure to act of any predecessor Trustee.

     (d) Merger Of Corporate Trustee: If any corporate Trustee, before or after qualification, changes its name, consolidates or merges with another corporation, or otherwise reorganizes, any resulting corporation which succeeds to the fiduciary business of such Trustee will become a Trustee hereunder in lieu of such corporate Trustee.

     7.2 INVESTMENT ALTERNATIVES OF THE TRUSTEE. The Trustees will implement an investment program based on the Employer's investment objectives and the Employee Retirement Income Security Act. In addition to powers given by law, the Trustees may engage in the following investment activities on behalf of the
Trust:

     (a)  Property:  Invest  in any  form  of  property,  including  common  and preferred stocks, exchange covered call options, bonds, money market instruments, mutual funds, savings accounts, certificates of deposit, Treasury bills, or in any other property, real or personal, foreign or domestic, having a ready market including securities issued by an institutional Trustee and/or affiliate of the institutional Trustee. The Trustee may invest on margin. An institutional Trustee may invest in its own deposits if they bear a reasonable interest rate. The Trustee may retain, manage, operate, repair, improve and mortgage or lease for any period on such terms as it deems proper any real estate or personal property held by the Trustee, including the power to demolish any building or other improvements. The Trustee may erect buildings or other improvements, make leases that extend beyond the term of this Trust, and foreclose, extend, renew, assign, release or partially release and discharge mortgages or other liens.

     (b) Pooled Funds: Transfer any assets to a collective trust established to permit the pooling of funds of separate pension and profit-sharing trusts provided the Internal Revenue Service has ruled such collective trust to be qualified under Code ss. 401(a) and exempt under Code ss. 501(a) (or the applicable corresponding provision of any other Revenue Act) or to any other common, collective, or commingled trust fund which has been or may hereafter be established and maintained by the Trustee and/or affiliates of an institutional Trustee. Such commingling of assets of the Fund with assets of other qualified trusts is specifically authorized, and to the extent of the investment of the Trust Fund in such a group or collective trust, the terms of the instrument establishing the group or collective trust will be a part hereof as though set forth herein.

     (c) Employer Stock: Invest in the common stock, debt obligations, or any other security issued by the Employer or by an affiliate of the Employer within the limitations provided under Sections 406, 407, and 408 of ERISA provided that such investment does not constitute a prohibited transaction under Code ss. 4975. Any such investment will only be made upon written direction of the Employer who will be solely responsible for the propriety of such investment.

     (d) Cash Reserves: Retain as much cash as the Trustee may deem advisable to satisfy the liquidity needs of the Plan and to deposit any cash held in the Trust Fund in a bank account without liability for the highest rate of interest available. If a bank is acting as Trustee, such Trustee is specifically given authority to invest in deposits of such Trustee. The Trustee may also hold cash uninvested at any time and from time to time and in such amount or to such extent as the Trustee deems prudent, and the Trustee will not be liable for any losses which may be incurred as the result of the failure to invest same, except to the extent provided herein or in ERISA.

     (e)    Reorganizations:    Join   in   or   oppose   the    reorganization,
recapitalization, consolidation, sale, or merger of corporations or properties upon terms the Trustee deems wise.

     (f) Registration of Securities: Cause any securities or other property to be registered in the Trustee's own name or in the name of the Trustee's nominee or nominees, and may hold any investments in bearer form, but the records of the Trustee will at all times show all such investments as part of the Trust Fund.

     (g) Proxies: Vote proxies or pass them on to any investment manager which may have directed the investment in the equity giving rise to the proxy.

     (h) Ownership Rights: Exercise all ownership rights with respect to any Trust assets.

     (i) Other Investments: Accept and retain for such time as the Trustee deems advisable securities or other property received or acquired as Trustee even if such securities or property would normally not be purchased as investments hereunder.

     (j) Key Man Insurance: The Trustee, with the consent of the Administrator, may purchase Policies on the life of any Participant whose employment is deemed to be key to the Employer's financial success. Such key man Policies will be deemed to be an investment of the Trust Fund and will be payable to the Trust Fund as the beneficiary thereof. The Trustee may exercise any and all rights granted under such Policies. Neither the Trustee, Employer, Administrator, or any Fiduciary will be responsible for the validity of any such Policy or the failure of any insurer to make payments thereunder, or for the action of any person which may delay payment or render a Policy void in whole or in part. No insurer will be deemed a party to this Plan for any purpose or to be responsible for a Policy's validity; nor will it be required to look into the terms of the Plan nor to question any action of the Trustee. The obligations of the insurer will be determined solely by the Policy's terms and any other written agreements between it and the Trustee.

     (k) Litigation: Begin, maintain, or defend any litigation necessary in connection with the administration of the Plan, except that the Trustee will not be obliged or required to do so unless indemnified to its satisfaction.

     (l) Loans To The Trust: Borrow money for purposes of the Plan in such amounts, and upon such terms and conditions, as the Trustee deems advisable; and for any sum so borrowed, the Trustee may issue a promissory note as Trustee, and secure repayment of the loan by pledging all, or any part, of the Trust Fund as collateral. No person lending money to the Trustee will be bound to see to the application of the money lent or to inquire into the validity or propriety of any borrowing.

     (m) Agreements With Banks: With the consent of the Employer and upon such terms as the Trustee in his discretion deems necessary, enter into an agreement with a bank or trust company providing for the deposit of all or part of the funds and property of the Trust with such bank or trust company; or the appointment of such bank or trust company as the agent or custodian of the Trustees for investment purposes, with such discretion in investing and reinvesting as the Trustee deems necessary to delegate.

     (n) Claims, Debts or Damages: Settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan.

     (o) Miscellaneous: Do all such acts and exercise all such rights, although not specifically mentioned herein, as the Trustee deems necessary to carry out the purposes of the Plan. The Trustee will not be restricted to securities or other property of the character expressly authorized by applicable law for trust investments, subject to the requirement that the Trustee discharge his duties with the care, skill, prudence, and diligence, under the circumstances then prevailing, that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of similar character and with similar aims by diversifying the investments to minimize the risks of large losses unless under the circumstances it is clearly prudent not to do so.

     7.3 VALUATION OF THE TRUST FUND. On each Valuation Date, the Trustee will determine the net worth of the Trust Fund. The value of marketable investments will be determined using the most recent price quoted on a national securities exchange or over-the-counter market. The value of non-marketable investments will be determined in the sole judgement of the Trustees. The value of securities or obligations of the Employer in which there is no market will be determined in the sole judgement of the Employer, and the Trustees will have no responsibility with respect to the such valuation.

     7.4 COMPENSATION AND EXPENSES. The Trustee, either from the Trust Fund or Employer, will be reimbursed for its expenses and will be paid reasonable compensation as agreed upon with the Employer; but no person who receives full-time pay from the Employer will receive any fees for services to the Plan as Trustee or in any other capacity. Expenses will be paid by each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all Participants' Accounts.

     7.5 PAYMENTS FROM THE TRUST FUND. The Trustee will pay benefits and other payments as the Administrator directs, and except as provided by ERISA, will not be responsible for the propriety of such payments. Payments made to a Participant or his or her legal representative or Beneficiary as provided in the Plan will, to the extent thereof, be in full satisfaction of all claims arising against the Trust, the Trustee, the Employer, and the Administrator. Any such payment or distribution is contingent on the recipient executing a receipt and release acceptable to the Trustee, Administrator, or Employer.

     7.6 PAYMENT OF TAXES. The Trustee will pay all taxes which may be levied or assessed upon or in respect of the Trust Fund or upon or in respect of any money, property or securities forming a part of the Trust Fund. The Trustee may withhold from distributions to any payee such sum as the Trustee may reasonably estimate as necessary to cover federal and state taxes for which the Trustee may be liable, which are, or may be, assessed with regard to the amount distributable to such payee. Prior to making any payment, the Trustee may require such releases or other documents from any lawful taxing authority and may require such indemnity from any payee or distributee as the Trustee deems necessary.

     7.7 ACCOUNTS, RECORDS AND REPORTS. The Trustee will keep accurate records reflecting its administration of the Trust Fund and will make such records available to the Employer for review and audit. At the request of the Employer, the Trustee will, within ninety (90) days of such request, file with the Employer an accounting of its administration of the Trust Fund during such period or periods as the Employer determines. The Employer will review the accounting and notify the Trustee within ninety (90) days if the report is disapproved, providing the Trustee with a written description of the items in question. The Trustees will have sixty (60) days to provide the Employer with a written explanation of the items in question. If the Employer again disapproves of the report, the Trustee will file its accounting in a court of competent jurisdiction for audit and adjudication.

     7.8 EMPLOYMENT OF AGENTS AND COUNSEL. The Trustee may employ such agents, counsel, consultants, or service companies as it deems necessary and may pay their reasonable expenses and compensation. The Trustee will not be liable for any action taken or omitted by the Trustee in good faith pursuant to the advice of such agents and counsel. Any agent, counsel, consultant, service company and/or its successors will exercise no discretionary authority over investments or the disposition of Trust assets, and their services and duties will be ministerial only and will be to provide the Plan with those things required by law or by the Plan without in any way exercising any fiduciary authority or responsibility under the Plan. The duties of a third party administrator will be to safe-keep the individual records for all Participants and to prepare all required actuarial services and disclosure forms under the supervision of the Administrator and any Fiduciaries of the Plan. It is expressly stated that the third party administrator's services are only ministerial in nature and that under no circumstances will such third party administrator exercise any discretionary authority over Plan Participants, Plan investments, or Plan benefits.

     7.9 DIVISION OF DUTIES AND INDEMNIFICATION. The division of duties and the indemnification of the Trustees of this Plan will be governed by the following provisions:

     (a) No Guarantee Against Loss: The Trustees will have the authority to manage and control the Trust Fund to the extent provided in this instrument, but do not guarantee the Trust Fund in any manner against investment loss or depreciation in asset value, or guarantee the adequacy of the Trust Fund to meet and discharge all or any liabilities of the Plan. The Trustees will not be liable for the making, retention or sale of any investment or reinvestment made by it, as herein provided, or for any loss to or diminution of the Trust Fund, or for any other loss or damage which may result from the discharge of its duties hereunder, except to the extent it is judicially determined that the Trustees have failed to exercise the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character.

     (b) Representations Of The Employer: The Employer warrants that all directions issued to the Trustees by it or the Plan Administrator will be in accordance with the terms of the Plan and not contrary to the provisions of the Employee Retirement Income Security Act of 1974 and the regulations issued thereunder.

     (c) Directions By Others: Trustees will not be answerable for any action taken pursuant to any direction, consent, certificate, or other document on the belief that the same is genuine and signed by the proper person. All directions by the Employer, a Participant, or the Plan Administrator will be in writing. The Plan Administrator will deliver to the Trustees certificates evidencing the individual or individuals authorized to act as the Administrator and will deliver to the Trustees specimens of their signatures.

     (d) Duties And Obligations Limited By The Plan: The duties and obligations of the Trustees will be limited to those expressly imposed upon it by this Plan or subsequently agreed upon by the parties. Responsibility for administrative duties required under the Plan or applicable law not expressly imposed upon or agreed to by the Trustees, will rest solely with the Employer and with the Administrator.

     (e) Indemnification: The Trustees will be indemnified by the Employer against all liability to which the Trustees may be subjected, including all expenses reasonably incurred in its defense, for any action or failure to act resulting from compliance with the Employer's instructions, the Employer's employees or agents, the Administrator, or any other Fiduciary to the Plan, and for any liability arising from the actions or non-actions of any predecessor Trustees or Fiduciary or other Fiduciaries of the Plan.

     (f) Trustees Not Responsible For Application Of Payments: The Trustees will not be responsible in any way for the application of any payments it is directed to make or for the adequacy of the Fund to meet and discharge any and all liabilities under the Plan.

     (g) Multiple Trustees: If more than one (1) Trustee is appointed, all acts and/or transactions taken on behalf of the Trust can only be taken with the consent of a majority of the Trustees unless the Trustees have agreed by a majority of their number that a particular act and/or transaction can be taken or approved by a single Trustee.

     (h) Limitation Of Liability: No Trustee will be liable for the act of any other Trustee or Fiduciary unless the Trustee has knowledge of such act.

     (i) Trustees As Participants Or Beneficiaries: Trustees will not be prevented from receiving any benefits to which they may be entitled as Participants or Beneficiaries in the Plan, so long as the benefits are computed and paid on a basis which is consistent with the terms of the Plan as applied to all other Participants and Beneficiaries.

     (j) No Self-Dealing By Trustees: The Trustees will not deal with the Trust Fund in their own interest or for their own account; act in their individual or in any other capacity in any transaction involving the Trust Fund on behalf of a party, or represent a party, whose interests are adverse to the interests of the Plan, or to the interests of its Participants or Beneficiaries; or receive consideration for their own personal accounts from any party dealing with the Plan in connection with a transaction involving assets of the Trust Fund.

     7.10 APPOINTMENT OF INVESTMENT MANAGER. The Trustee may appoint an Investment Manager to manage and control the investment of all or any portion of the Trust Fund. Each Investment Manager will be either an investment advisor registered under the Investment Advisors Act of 1940; a bank as defined in that Act; or an insurance company qualified to manage, acquire or dispose of any asset of the Trust under the laws of more than one state. An Investment Manager will acknowledge in writing that it is a Fiduciary of the Plan. The Trustee will enter into an agreement with the Investment Manager specifying the duties and compensation of the Investment Manager and further specifying any other terms and conditions under which the Investment Manager will be retained. The Trustee will not be liable for any act or omission of an Investment Manager, and will not be liable for following the advice of an Investment Manager with respect to any duties delegated by the Trustee to the Investment Manager. The Trustee will have the power to determine the portion of the Plan's assets to be invested by a designated Investment Manager and to establish investment objectives and guidelines for the Investment Manager to follow.

     7.11 ASSIGNMENT AND ALIENATION OF BENEFITS. Except as may otherwise be permitted under Code ss. 401(a)(13)(C), or as may otherwise be permitted under a Qualified Domestic Relations Order as provided in Section 8.6, or as may otherwise be permitted under Section 7.15 relating to loans to Participants, no right or claim to, or interest in, any part of the Trust Fund, or any payment therefrom, will be assignable, transferable, or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustees will not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute, or anticipate the same, except to the extent required by law.

     7.12 EXCLUSIVE BENEFIT RULE. All contributions made by the Employer or an Affiliated Employer will be used for the exclusive benefit of the Participants who are Employees thereof and for Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the costs of maintaining the Plan. All contributions made by an Adopting Employer who is not an Affiliated Employer will be used for the exclusive benefit of the Participants who are Employees of the Adopting Employer and for their Beneficiaries and will not be used for nor diverted to any other purpose except the payment of the Adopting Employers' proportionate costs of maintaining the Plan pursuant to Section 7.4.

     7.13 PURCHASE OF INSURANCE. The purchase of insurance Policies on the life of a Participant, other than key man insurance under Section 7.2(j), is not currently permitted in this Plan.

     7.14 LOANS TO PARTICIPANTS. The Employer, in accordance with a written loan procedure established by the Employer, may permit loans to be made to Participants and Beneficiaries on a non-discriminatory basis. If made available, a Participant or Beneficiary may make application to the Administrator requesting a loan. The Administrator will have the sole right to approve or disapprove the application provided that loans will be made available to all Participants on a reasonably equivalent basis. All loans must be evidenced by a legally enforceable agreement (which may include more than one document) set forth in writing or in such other form as may be approved by the Internal Revenue Service, and the terms of such agreement must specify the amount and term of the loan, and the repayment schedule. Loans will not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees, and no loan will be made to a Participant who is an Owner-Employee or a Shareholder-Employee except to the extent that such loan is treated as a prohibited transaction under Code ss. 4975. Subject to the loan procedure, loans will be made in accordance with the following provisions:

     (a) Minimum Loan And Maximum Loan: No loan will be less than One Thousand Dollars ($1,000.00) or, when added to the outstanding balance of all other loans to the Participant, will exceed the lesser of (1) Fifty Thousand Dollars ($50,000.00) reduced by the excess, if any, of the Participant's highest outstanding balance of loans during the one (1) year period ending on the day before the loan was made, over the Participant's outstanding balance of loans on the day the loan was made; or (2) one-half (1/2) of the Participant's Vested Aggregate Account.

     (b) Aggregation Of Loans: For purposes of the limitations in paragraph (a) above, all loans from all plans of the Employer and Affiliated Employers will be aggregated. An assignment or pledge of any portion of the Participant's Vested Aggregate Account balance, and a loan, pledge, or assignment with respect to any insurance contract purchased under the Plan, will be treated as a loan under this Section.

     (c) Loans Must Bear Reasonable Interest: Any loan granted hereunder must bear interest at a rate reasonable at the time of application, considering the purpose of the loan and the rate being charged by representative commercial banks in the local area for a similar loan, unless the Administrator sets forth a different method for determining loan interest rates in its loan procedures such as using the prime rate or some other rate based on the prime rate. The loan agreement will also provide for the payment of principal and interest not less than quarterly. The interest earned by the Trust on any loan granted hereunder will be credited directly to the individual Participant's Account.

     (d) Loans Must Be Secured: If a Participant's loan application is approved by the Administrator, such Participant will be required to execute a note, a loan agreement and an assignment of his or her Vested Aggregate Account as collateral for the loan.

     (e) Terms Of Repayment: The term of a loan will not exceed five (5) years except in the case of a loan used to acquire any house, apartment, condominium, or mobile home (not used on a transient basis) which is used or is to be used within a reasonable time as the principal residence of the Participant. The term of a loan will be determined by the Administrator considering the maturity dates quoted by representative commercial banks in the local area for a similar loan. Notwithstanding the foregoing, loans made prior to January 1, 1987, which are used to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant or a member of his or her family within the meaning of Code ss. 267(c)(4) may provide for periodic repayment over a reasonable period of time that may exceed five (5) years. Additionally, loans made prior to January 1, 1987, may provide for periodic payments which are made less frequently than quarterly and which do not necessarily result in level amortization. The Administrator may allow a grace period for the making of any required installment payment, but any such period cannot extend beyond the last day of the calendar quarter following the calendar quarter in which the required installment was due.

     (f) Suspension Of Installment Payments: Loan installment payments may be suspended as permitted under Code ss. 414(u)(4) effective December 12, 1994. Installment payments may also be suspended for a period not longer than one (1) year in which the Participant is on a leave of absence, either without pay or at a rate of pay (after income and employment tax withholding) that is less than the amount of the required installment payments. However, even if payments are suspended due to a leave of absence, the loan must still be repaid by the latest date permitted under the original terms of the loan and the payments due after the leave ends (or, if earlier, after the first year of the leave) must not be less than those required under the original terms of the loan.

     (g) Loans Limited To Financial Hardship: Loans can only be made to a Participant who is suffering a financial hardship, which means the Participant has an immediate and heavy financial need and lacks available resources to satisfy that need. For purposes of this Section, the following are the only financial needs considered immediate and heavy: (1) medical expenses within the meaning of Code ss. 213(d) that are incurred by the Participant, his spouse or his children; (2) the purchase (excluding mortgage payments) of a principal residence for the Participant; (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse or his children; or (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of his principal residence.

     (h) Repayment Of Loan Before Distribution Of Benefit: If a Participant has received a loan from the Plan and the Participant or the Participant's Beneficiary is entitled to a payment from the Trust Fund before the loan is repaid in full, the Trustee will offset at the time of distribution the unpaid loan balance (including accrued interest) from the total amount otherwise due to the Participant or Beneficiary. Notwithstanding any other provision of this Plan, the portion of a Participant's Vested Aggregate Account used as a security interest for a loan will be taken into account for purposes of determining the amount of the Vested Aggregate Account payable at the time of death or distribution, but only if the reduction is used as a repayment of the loan. If less than one hundred percent (100%) of a Participant's Vested Aggregate Account (determined without regard to the preceding sentence) is payable to a Participant's surviving spouse, then such Vested Aggregate Account will be adjusted by first reducing the Vested Aggregate Account by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

     (i) Immediate Repayment: A Participant's loan will become immediately due and payable if the Participant fails to make principal and/or interest payments for two successive calendar quarters. In such event, the Administrator will reduce the Participant's Vested Aggregate Account by the remaining principal and interest of the loan, and such reduction will constitute a distributable event (to the extent of the reduction) under the Plan. If the Participant's Vested Aggregate Account is less than the amount due, the Administrator will take whatever steps are necessary to collect the balance due.

     7.15 DIRECTED INVESTMENT ACCOUNTS. If agreed to by the Trustees and approved by the Employer, Participants will be given the option to direct the investment of all or a portion of their Participant's Account (and any Rollover Contributions and Voluntary Employee Contributions) into a directed, or segregated investment selected by the Participant; or among alternative investment  funds  established  as part of the overall  Fund.  Such  alternative investment funds will be under the full control of the management of the Trustees. Alternatively, if investments outside the Trustees' control are allowed, Participants may not direct that investments be made in collectibles, other than U.S. Government gold and silver coins. In this connection, a Participant's right to direct the investment of his or her own Rollover
Contributions  and  Voluntary  Employee  Contributions  will  apply  only to the selection of the desired fund. The following rules will apply to the administration of such funds and to the handling of Participants' investment directions:

     (a) Investment Form: Eligible Participants will complete an investment designation form stating the percentage to be invested in or transferred to or from the available funds. A Participant may change his or her investment election by filing a new investment designation form with the Employer or the Employer's designee. Such change will be effective no later than the first day of the next Election Period. Election Periods will be established at the discretion of the Employer but in any event will occur no less frequently than once in every twelve (12) month period or, at the discretion of the Employer and the Trustee, once in every three (3) month or six (6) month period or at such other more frequent time which is uniformly available as determined by the Employer and the Trustee.

     (b) Transfers Between Funds: A Participant may elect to transfer all or part of his or her balance from one investment fund to another by filing an investment designation form with the Employer or with the Employer's designee within a reasonable administrative period prior to the next Election Period. The funds will be transferred by the Trustee or the Employer's designee as soon as practicable prior to, or by the start of, the new Election Period. Telephone and other electronic fund transfers will be permitted under uniform administrative procedures approved by the Trustee.

     (c) Administrator Responsibility: The Plan Administrator or the Plan Administrator's designee will be responsible when transmitting Employer and Employee Contributions to show the dollar amount to be credited to each investment fund for each Participant.

     (d) No Administrator Liability: Except as otherwise provided herein, neither the Trustee, nor the Employer, nor any Plan fiduciary will be liable to the Participant or his or her Beneficiaries for any loss resulting from action taken at the direction of the Participant.

     (e) Adoption Of Procedures: All investment designations by Participants are to be made in accordance with such procedures as the Employer may adopt. At the discretion of the Employer and the Trustees, such procedures will permit sufficient selection among investment alternatives to satisfy the provisions of DOL regulation ss. 2550.404(c)-1.

                                   ARTICLE 8.
                           DUTIES OF THE ADMINISTRATOR

     8.1 APPOINTMENT, RESIGNATION, REMOVAL AND SUCCESSION. Each Administrator appointed by the Employer will continue until his or her death, resignation, or removal by the Employer, and any Administrator may resign by giving thirty (30) days' written notice to the Employer. If an Administrator dies, resigns, or is removed, his or her successor will be appointed as promptly as possible, and such appointment will become effective upon its acceptance in writing by such successor. Pending the appointment and acceptance of any successor Administrator, any acting or remaining Administrator will have full power to act.

     8.2 POWERS AND DUTIES OF THE ADMINISTRATOR. The powers and duties of the Administrator will include the following: (a) appointing the Plan's attorney, accountant, actuary, or any other party needed to administer the Plan; (b)
directing the Trustees with respect to payments from the Trust Fund; (c) communicating with Employees regarding their participation and benefits under the Plan, including the administration of all claims procedures; (d) filing any returns and reports with the Internal Revenue Service, Department of Labor, or any other governmental agency; (e) reviewing and approving any financial reports, investment reviews, or other reports prepared by any party under (a) above; (f) establishing a funding policy and investment objectives consistent with the purposes of the Plan and the Employee Retirement Income Security Act of 1974; and (g) construing and resolving any question of Plan interpretation. The Administrator's interpretation of Plan provisions, including eligibility and benefits, is final, and unless it can be shown to be arbitrary and capricious will not be subject to "de novo" review. If there is more than one Administrator, the Administrators may delegate specific responsibilities among themselves, including the authority to execute documents unless the Employer revokes such delegation. The Employer and Trustee will be notified in writing of any such delegation of responsibilities, and the Trustee thereafter may rely upon any documents executed by the appropriate Administrator.

     8.3 EMPLOYMENT OF AGENTS AND COUNSEL. The Administrator may appoint such actuaries, accountants, custodians, counsel, agents, consultants, and other persons deemed necessary or desirable in connection with the administration and operation of the Plan. The actions of any such third parties will be subject to the limitations described in Section 7.8 of the Plan; and no such third parties will be given any authority or discretion concerning the management and operation of the Plan that would cause them to become Fiduciaries of the Plan.

     8.4 COMPENSATION AND EXPENSES. The Administrator may receive such compensation as agreed upon between the Employer and the Administrator, but any person who already receives full-time pay from the Employer may not receive any fees for services to the Plan as Administrator or in any other capacity. The Employer will pay all reasonable expenses incurred by the Administrator in the performance of its duties. If the Employer fails to pay such expenses, the Trustee will reimburse the Administrator out of the Trust Fund. Expenses will be paid by each Adopting Employer in the ratio that each Adopting Employer's Participants' Accounts bears to the total of all the Participants' Accounts.

     8.5 CLAIMS PROCEDURES. Upon retirement, death, Disability or Termination of Employment, the Participant or representative of such Participant may apply to the Administrator requesting payment of benefits due and the manner of payment, in accordance with the following:

     (a) Automatic Payment If No Application Is Made: If no application for benefits is made and no cash-out of benefits occurs under Section 5.5, the Administrator will automatically pay a Participant's Vested Aggregate Account in the form that does not require spousal consent no later than the time prescribed in Section 5.10.

     (b) Denial Of Claim: If an application for benefits is made, the Administrator will accept, reject, or modify such request and will notify the Participant in writing setting forth the Administrator's response and, in the case of a denial or modification, the Administrator will (1) state the specific reason or reasons for the denial, (2) provide specific reference to pertinent Plan provisions on which the denial is based, (3) provide a description of any additional material or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and (4) explain the Plan's claim review procedure as contained herein.

     (c) Review Procedure: In the event the request is rejected or modified, the Participant or his representative may within sixty (60) days following receipt by the Participant or representative of such rejection or modification, submit a written request for review by the Plan Administrator of its initial decision. Within sixty (60) days following such request for review, the Plan Administrator will render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Plan Administrator's final decision, the Participant or representative can institute an action in a federal court of competent jurisdiction; for this purpose, process would be served on the Plan Administrator.

     8.6 QUALIFIED   DOMESTIC   RELATIONS  ORDERS.  A  Qualified   Domestic
Relations Order, or QDRO, is a signed domestic relations order issued by a State Court which creates, recognizes or assigns to an alternate payee(s) the right to receive all or part of a Participant's Plan benefit. An alternate payee is a Spouse, former Spouse, child, or other dependent of a Participant who is treated as a Beneficiary under the Plan as a result of the QDRO. The Administrator will determine if a domestic relations order is a QDRO as follows:

     (a) Administrator's Determination: Promptly upon receipt of a domestic relations order, the Administrator will notify the Participant and any alternate payee(s) named in the order of such receipt, and will include a copy of this
Section 8.6. Within a reasonable time after receipt of the order, not to exceed sixty (60) days, the Administrator will make a determination as to whether or not the order is a Qualified Domestic Relations Order as defined in Code ss. 414(p), and the Administrator will promptly notify the Participant and any alternate payee(s) in writing of the determination.

     (b) Specific Requirements Of QDRO: In order for a domestic relations order to be a QDRO, it must specifically state all of the following: (1) the name and last known mailing address (if any) of the Participant and of each alternate payee covered by the order. However, if it does not specify the current mailing address of the alternate payee, but the Administrator has independent knowledge of that address, the QDRO will still be valid; (2) the dollar amount or percentage of the Participant's benefit to be paid by the Plan to each alternate payee, or the manner in which the amount or percentage will be determined; (3) the number of payments or period for which the order applies; and (4) the specific plan (by name) to which the order applies. The domestic relations order will not be deemed a QDRO if it requires the Plan to provide any type or form of benefit, or any option not already provided for in the Plan, or increased benefits, or benefits in excess of the Participant's Vested Interest, or payment of benefits to an alternate payee which are required to be paid to another alternate payee under another QDRO.

     (c) Disputed Orders: If there is a question as to whether a domestic relations order is a QDRO, the payout to any payee (including the Participant) will be delayed until the status is resolved. In such event, the Administrator will segregate the amount that would have been payable to the alternate payee(s) as if the order had been deemed a QDRO. If the order is not determined to be a QDRO, or the status is not resolved (for example, it has been sent back to the Court for clarification or modification) within eighteen (18) months beginning with the date the first payment would have to be made under the order, the Administrator will pay the segregated amounts plus interest to the person(s) who would have been entitled to the benefits had there been no order. If a determination as to the qualified status of the order is made after the eighteen
(18) month period, the order will only be applied on a prospective basis. If the order is determined to be a QDRO, the Participant and alternate payee(s) will again be notified promptly after such determination. Once an order is deemed a QDRO, the Administrator will pay to the alternate payee(s) all the amounts due under the QDRO, including segregated amounts plus interest which may have accrued during a dispute as to the order's qualification.

     (d) Payment Prior To Separation From Service: A QDRO may provide for the payment of benefits to an alternative payee prior to the time a Participant has terminated employment. Further, such payment can be made even if the affected Participant has not yet reached the Earliest Retirement Age. For purposes of this paragraph, the term Earliest Retirement Age means the earlier of (1) the date on which the Participant is entitled to a distribution under this Plan, or
(2) the later of (i) the date the Participant attains age fifty (50), or (ii) the earliest date on which the Participant could receive benefits under this Plan if the Participant terminated employment with the Employer.

                                   ARTICLE 9.
                       AMENDMENT, TERMINATION, AND MERGER

     9.1 AMENDMENT. The Employer, by action of its board of directors, will have the right to amend the Plan at any time if the amendment is in compliance with the following requirements:

     (a) General Requirements: Amendments must be in writing and cannot (1) increase the responsibilities of the Trustee or Administrator without written consent; (2) deprive any Participant or Beneficiary of Plan benefits to which he or she is entitled; (3) decrease the amount of any Participant's Account balance except as permitted under Code ss. 412(c)(8); (4) permit any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries except as required to pay taxes and administration expenses, or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; or (5) eliminate or reduce a retirement-type subsidy, or an early retirement benefit, or an optional form of benefit with respect to benefits attributable to service before the amendment. In the case of a retirement-type subsidy, this provision will apply only to a Participant who satisfies the pre-amendment conditions for the subsidy either before or after the amendment.

     (b) Certain Corrective Amendments: For purposes of satisfying the minimum coverage requirements of Code ss. 410(b), the nondiscriminatory amount requirement of regulation ss. 1.401(a)(4)-1(b)(2), or the nondiscriminatory plan amendment requirement of regulation ss. 1.401(a)(4)-1(b)(4), a corrective amendment may retroactively increase allocations for Employees who benefited under the Plan during the Plan Year being corrected, or may grant allocations to Employees who did not benefit under the Plan during the Plan Year being corrected. In addition, to satisfy the nondiscriminatory current availability requirement of regulation ss. 1.401(a)(4)-4(b) for benefits, rights, or features, a corrective amendment may make a benefit, right or feature available to Employees to whom it was previously not available. A corrective amendment will not be effective prior to the date of adoption unless it satisfies the applicable requirements of regulation ss. 1.401(a)(4)-11(g)(3)(ii) through
(vii), including the requirement that, in order to be effective for the preceding Plan Year, such amendment must be adopted by the 15th day of the tenth
(10th) month after the close of the preceding Plan Year.

     9.2 TERMINATION. The Employer has the right to terminate the Plan and the Trust in whole or in part at any time by delivering written notice to the Administrator and Trustee. Upon termination of the Plan, the Trustee will continue to administer the Trust until distribution has been made to the Participants, which distribution must occur within a reasonable time after the termination of the Plan, and must be made in accordance with the provisions of
Article 5of the Plan. Upon termination of the Plan, whether partial or complete, any Participant who is affected by such termination will have a one hundred percent (100%) Vested Interest in his Participant's Account.

     9.3 MERGER OR CONSOLIDATION. This Plan and Trust may not be merged or consolidated with, nor may any of its assets or liabilities be transferred to, any other plan, unless the benefits payable to each Participant if the Plan was terminated immediately after any such merger, consolidation or transfer would be equal to or greater than the benefits to which such Participant would have been entitled if this Plan had been terminated immediately before such merger, consolidation or transfer.

                                   ARTICLE 10.
                            MISCELLANEOUS PROVISIONS

     10.1 NO CONTRACT OF EMPLOYMENT. Except as otherwise provided by law, neither the establishment of this Plan, nor any modification hereto, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving any Participant or other person any legal or equitable rights against the Employer, any officer or Employee thereof, or the Trustee, except as herein provided; and the terms of employment of any Participant will not be modified or affected by this Plan.

     10.2 TITLE TO ASSETS. No Participant or Beneficiary will have any right to, or any interest in, any assets of the Trust upon separation from service with the Employer, Affiliated Employer, or Adopting Employer, except as otherwise provided by the terms of the Plan.

     10.3 QUALIFIED MILITARY SERVICE. Notwithstanding any other provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with the requirements of Code ss. 414(u).

     10.4 BONDING OF FIDUCIARIES. Every Fiduciary other than a bank, an insurance company, or a Fiduciary of an Employer which has no common-law employees, will be bonded in an amount not less than ten percent (10%) of the amount of funds under such Fiduciary's supervision, but such bond will not be less than One Thousand Dollars ($1,000.00) or more than Five Hundred Thousand Dollars ($500,000.00). The bond will provide protection to the Plan against any loss for acts of fraud or dishonesty by a Fiduciary acting alone or in concert with others. The cost of such bond will be an expense of either the Employer or the Trust, at the election of the Employer.

     10.5 SEVERABILITY OF PROVISIONS. If any Plan provision is held invalid or unenforceable, such invalidity or unenforceability will not affect any other provision of this Plan, and this Plan will be construed and enforced as if such provision had not been included.

     10.6 GENDER AND NUMBER. Words used in the masculine gender will be construed as though they were also used in the feminine or neuter gender where applicable, and words used in the singular will be construed as though they were also used in the plural where applicable.

     10.7 HEADINGS AND SUBHEADINGS. Headings and subheadings are inserted for convenience of reference. They constitute no part of this Plan and are not to be considered in its construction.

     10.8 LEGAL ACTION. In any claim, suit or proceeding concerning the Plan and/or Trust which is brought against the Trustee or the Administrator, this Plan and Trust will be construed and enforced according to the laws of the state in which the Employer maintains its principal place of business, to the extent that is not preempted by ERISA; and unless otherwise prohibited by law, either the Employer or the Trust, in the sole discretion of the Employer, will reimburse the Trustee and/or Administrator for all costs, attorneys fees and other expenses associated with any such claim, suit or proceeding.

     IN WITNESS WHEREOF, the Employer and the Trustee have executed this Plan and Trust on the day, month, and year set forth on page 1 of this Agreement.

                                        EMPLOYER:

                                        CPM DEVELOPMENT CORPORATION


                                        By
                                           -----------------------------



                                        TRUSTEE:

                                        WELLS FARGO BANK


                                        By
                                            ----------------------------

                      CERTIFICATE OF CORPORATE RESOLUTIONS
                                       OF
                           CPM DEVELOPMENT CORPORATION


     The undersigned Secretary of the above named corporation certifies that the following resolutions were adopted by the corporation on the _____ day of __________________, ______, and that these resolutions have not been modified or rescinded as of the date this certificate is executed.

     Resolved, that the CPM Development Corporation Profit Sharing Retirement Plan, as amended and restated effective January 1, 2000, is hereby approved and adopted by the corporation;

     Resolved, that an officer of the corporation is hereby directed to deliver an executed copy of said plan to the trustee named therein; and

     Resolved, that the officers of the corporation are authorized to take any actions necessary to effectuate the foregoing resolutions.

     THIS CERTIFICATE is executed this _____ day of ________________, _______.




                                Corporate Secretary

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                            FUNDING POLICY AND METHOD


     CPM Development Corporation (the Company) has established the CPM Development Corporation Profit Sharing Retirement Plan (hereafter called the
Plan), the purpose of which is to provide plan participants with retirement benefits in order to supplement their social security benefits.

     The Plan will also provide benefits to participants who die, who become disabled, or who terminate employment with the Company for reasons other than retirement, death or disability, provided they have accrued a vested interest in their account balances under the terms of the Plan.

     Since the primary purpose of the Plan is to provide retirement benefits, the primary investment strategy to be followed by the Trustee should stress the security and long-term stability of Plan assets, combined with moderate growth that corresponds to participants' anticipated retirement dates.

     Investments should be reasonably diversified in order to prevent asset erosion by inflation. Investments should also provide for sufficient liquid assets to allow the plan to make distributions on short notice to participants who have died or become disabled and are entitled to benefits.

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and CENTRAL PRE-MIX CONCRETE CO. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                        CPM DEVELOPMENT CORPORATION

                                        By
                                           -------------------------------------


                                        CENTRAL PRE-MIX CONCRETE CO.


                                        By
                                           -------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and CENTRAL PRE-MIX PRESTRESS CO. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                        CPM DEVELOPMENT CORPORATION


                                        By
                                           -------------------------------------


                                        CENTRAL PRE-MIX PRESTRESS CO.


                                        By
                                           -------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , between CPM DEVELOPMENT CORPORATION (the Employer) and EIRE CORPORATION (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

         IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.

                                   CPM DEVELOPMENT CORPORATION


                                   By
                                     -------------------------------------------


                                   EIRE CORPORATION


                                   By
                                     -------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , between CPM DEVELOPMENT CORPORATION (the Employer) and INLAND ASPHALT COMPANY (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                CPM DEVELOPMENT CORPORATION


                                By
                                   ---------------------------------------------


                                INLAND ASPHALT COMPANY


                                By
                                   ---------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and INTERSTATE CONCRETE AND ASPHALT CO. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.

                                   CPM DEVELOPMENT CORPORATION


                                   By
                                      ------------------------------------------


                                   INTERSTATE CONCRETE AND ASPHALT CO.


                                   By
                                      ------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and YAKIMA ROCK PRODUCTS, INC. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                      CPM DEVELOPMENT CORPORATION


                                      By
                                         ---------------------------------------

                                      YAKIMA ROCK PRODUCTS, INC.


                                      By
                                         ---------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , between CPM DEVELOPMENT CORPORATION (the Employer) and ACME MATERIALS & CONSTRUCTION COMPANY (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective July 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                CPM DEVELOPMENT CORPORATION


                                By
                                   ---------------------------------------------


                                ACME MATERIALS & CONSTRUCTION COMPANY


                                By
                                   ---------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and APG WEST, INC. d/b/a CENTRAL PRE-MIX CONCRETE PRODUCTS COMPANY (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.

                                   CPM DEVELOPMENT CORPORATION


                                   By
                                      ------------------------------------------


                                  APG WEST, INC. d/b/a
                                  CENTRAL PRE-MIX CONCRETE PRODUCTS COMPANY


                                  By
                                      ------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and ICON MATERIALS, INC. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective January 1, 2001, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.

                                        CPM DEVELOPMENT CORPORATION


                                        By
                                          --------------------------------------


                                        ICON MATERIALS, INC.


                                        By
                                          --------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the
Employer) and MONTANA MATERIALS, INC. d/b/a JENSEN PAVING CO.(the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective April 1, 2000, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                            CPM DEVELOPMENT CORPORATION


                            By
                               --------------------------------------


                              MONTANA MATERIALS, INC. d/b/a JENSEN PAVING CO.


                            By
                                -------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and CENTRAL WASHINGTON CONCRETE, INC. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective May _______, 2001, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.

                                CPM DEVELOPMENT CORPORATION


                                By
                                    --------------------------------------------


                                CENTRAL WASHINGTON CONCRETE, INC.


                                By
                                    --------------------------------------------

                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

                               ADOPTION AGREEMENT


     THIS AGREEMENT is made and entered into this day of , , ------------- ---------------------- ----------- between CPM DEVELOPMENT CORPORATION (the Employer) and WENATCHEE SAND & GRAVEL, INC. (the Adopting Employer).

                              W I T N E S S E T H:

     WHEREAS,   the  Employer   previously   established   the  CPM  Development
Corporation Profit Sharing Retirement Plan (hereafter called the Plan) which the Adopting Employer wishes to adopt;

     NOW, THEREFORE, effective May _______, 2001, the Adopting Employer hereby adopts the Plan subject to the following conditions and limitations:

     (1) The Adopting Employer agrees to abide by such rules and procedures as the Administrator deems necessary for the proper administration of the Plan.

     (2) With respect to the Adopting Employer, the definition of Fiscal Year will mean the tax year of the Adopting Employer.

     (3) Employees of the Adopting Employer will be given credit for all Years of Service earned with the Employer.

     (4) Employees of the Employer will be given credit for all Years of Service earned with the Adopting Employer.

     IN WITNESS WHEREOF, the parties have executed this agreement the day, month and year first above written.


                                CPM DEVELOPMENT CORPORATION


                                By
                                   ---------------------------------------------


                                WENATCHEE SAND & GRAVEL, INC.


                                By
                                   ---------------------------------------------

                          CERTIFIED COPY OF RESOLUTION
                                       OF
                           CPM DEVELOPMENT CORPORATION


     I hereby certify that the following resolutions were adopted by unanimous consent of the directors of CPM Development Corporation on ____________________, 2003.

     WHEREAS, CPM Development Corporation has established and maintains a qualified 401(k) profit sharing plan and trust for its employees, which is known as the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"); and

     WHEREAS, the Employer has the right at any time and from time to time to amend the Plan; and

     WHEREAS, the Board of Directors has been presented with Amendment One that will allocate matching contributions and modify the vesting schedule for participants who are employees of APG West, Inc., d/b/a Central Pre-Mix Concrete Products Company in order to allow for the transfer of certain accounts from the Plan into the Oldcastle Architectural Products Group 401(k) and Profit Sharing Plan ("Oldcastle Plan") on June 30, 2001; now, therefore be it

     RESOLVED, that the President of this Corporation be, and he is authorized and directed to execute and deliver Amendment One to the CPM Development Corporation Profit Sharing Retirement Plan, effective June 30, 2001; and

     RESOLVED FURTHER, that the account balances in the Plan for participants who are employees of APG West, Inc. d/b/a Central Pre-Mix Concrete Products Company be transferred to the Oldcastle Plan, effective June 30, 2001; and

     RESOLVED FURTHER, that the President and Secretary of this Corporation be and they are hereby authorized and directed to execute on behalf of the Corporation any and all documents necessary to amend the Plan.


         DATED this ______ day of __________________, 2003.



                                        RONALD E. CATER, Secretary

                                  AMENDMENT ONE

                                     TO THE
                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

     Pursuant to the right of amendment reserved to the Employer in Article 9 of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), said Employer does hereby amend, to the extent necessary to carry into effect the provisions hereinafter set forth, but not otherwise, the terms of the Plan in the following respects:

                                       I.

     Section 3.2(b) of the Plan shall be amended by adding the following paragraph to the end of such section:

     A special one-time allocation of Matching Contributions will occur on June 30, 2001, for Central Pre-Mix Employees. The term "Central Pre-Mix Employees" shall mean Participants in the Plan who are employees of APG West, Inc. d/b/a Central Pre-Mix Concrete Products Company. The Matching Contribution will be allocated to Central Pre-Mix Employees' Matching Contribution Accounts based upon Elective Deferrals contributed from January 1, 2001 through June 30, 2001. The Matching Contribution will be made and allocated on June 30, 2001, for the semi-annual computation period ending June 30, 2001, and will have no Hours of Service requirement for Central Pre-Mix Employees who are employed on June 30, 2001. Notwithstanding the above, Central Pre-Mix Employees who terminated employment between January 1, 2001 and June 30, 2001, because of seasonal layoff, death, disability, early retirement or normal retirement will receive the allocation for the period.


                                       II.

     Section 4.6 of the Plan shall be amended by adding the following paragraph to the end of such section:

     (e) Vesting for Central Pre-Mix Employees: For those Participants who are active employees of APG West, Inc. d/b/a Central Pre-Mix Concrete Products Company on June 30, 2001, such a Participant's Vested Interest in all Non-Elective Contributions that are allocated to his or her Participant's Account will be determined by the vesting schedule which immediately follows this paragraph based on the number of Years of Service the Participant has completed.

                        Years of Service               Vested Interest
                        less than 1                           0%
                             1                               20%
                             2                               40%
                             3                               60%
                             4                               80%
                             5 or more                      100%

     The accounts of terminated Central Pre-Mix Employees will maintain the Vested Interest determined under the vesting schedule that was in effect on his or her Termination of Employment date.


     In all other respects, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement,

     DATED the ________ day of June, 2001.


                                            EMPLOYER:

                                            CPM DEVELOPMENT CORPORATION


                                            By




                                            TRUSTEE:

                                            WELLS FARGO BANK


                                            By

                               TRUSTEE RESOLUTION


     The undersigned, as Trustee of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), hereby resolves and does hereby transfer the assets representing account balances of participants in the Plan who are employees of APG West, Inc. d/b/a Central Pre-Mix Concrete Products Company to the Oldcastle Architectural Products Group 401(k) and Profit Sharing Plan on June 30, 2001.


                                       TRUSTEE:

                                       WELLS FARGO BANK


                                       By

                                       Dated

                                  AMENDMENT TWO
                                     TO THE
                           CPM Development CORPORATION
                         Profit Sharing Retirement Plan

     Pursuant to the right of amendment reserved to the Employer in Article 9 of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), said Employer does hereby amend, to the extent necessary to carry into effect the provisions hereinafter set forth, but not otherwise, the terms of the Plan in the following respects:

                                       I.

     Section 1.53 of the Plan shall be amended by adding the following sentence at the end of the paragraph:

     For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1(b) of the Plan, compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4).


     In all other respects, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement,

     DATED the _____ day of __________________, 20___.


                                                 EMPLOYER:
                                                 CPM Development Corporation


                                                 By


                                                 TRUSTEE:
                                                 WELLS FARGO BANK


                                                 By

                                 AMENDMENT THREE
                                     TO THE
                           CPM DEVELOPMENT CORPORATION
                         PROFIT SHARING RETIREMENT PLAN

     PREAMBLE

     1. Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

     2. Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendments.

     3. Pursuant to the right of amendment reserved to the Employer in Article 9 of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), said Employer does hereby amend, to the extent necessary to carry into effect the provisions hereinafter set forth, but not otherwise, the terms of the Plan in the following respects:

                                       I.

     DEFERRAL PERCENTAGE

     Article 3, Paragraph 3.1(a)(1) of the Plan shall be deleted in its entirety and replaced with the following:

     (1) Deferral Percentage: Each Participant may elect that a portion of his or her Compensation be withheld as an Elective Deferral, but in no event may the dollar amount withheld be more than $11,000 per calendar year as adjusted under Code ss.402(g)(5). Elective Deferrals which exceed the adjusted $11,000 limitation will be deemed Excess Elective Deferrals and will be returned under
Section 5.15. Elective Deferrals must satisfy one of the ADP Tests, and Elective Deferrals which do not satisfy one of the ADP Tests will be deemed Excess Contributions and will be returned under Section 5.16.

                                       II.

     [ X ] ss.ss.611(b) and 632 of EGTRRA - LIMITATIONS ON CONTRIBUTIONS

     1. Effective date: This section shall be effective for Limitation Years beginning after December 31, 2001.

     2. Maximum annual addition: Except to the extent permitted under the section of this amendment which provides for catch-up contributions under EGTRRA ss.631 and Code ss.414(v), if applicable, the annual addition that may be contributed or allocated to a Participant's account under the Plan for any Limitation Year shall not exceed the lesser of:

     (a) $40,000, as adjusted for increases in the cost-of-living under Code ss.415(d), or

     (b) 100 percent of the Participant's Compensation, within the meaning of Code ss.415(c)(3), for the Limitation Year.

     The Compensation limit referred to in (b) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code ss.401(h) or Code ss.419A(f)(2)) which is otherwise treated as an annual addition.

                                      III.

     [ X ] ss.611(c) of EGTRRA - INCREASE IN COMPENSATION LIMIT

     For any Plan Year which begins on or after January 1, 2002, the annual Compensation of each Participant taken into account in determining allocations shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code ss.401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year. IV.

     [ X ] ss. 631 of EGTRRA - CATCH-UP CONTRIBUTIONS

     All Employees who are eligible to make Elective Deferrals under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code ss.414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code ss.ss.402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code ss.401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

     Catch-up Contributions shall apply to contributions on or after January 1, 2002.


                                       V.

     [ X ]ss.648 of EGTRRA - ROLLOVERS DISREGARDED IN INVOLUNTARY CASH-OUTS

     Rollovers disregarded in determining value of Account balance for involuntary distributions. For purposes of the Plan provisions that provide for the involuntary distribution of vested Accrued Benefits of $5,000 or less, the value of a Participant's non-forfeitable Account balance shall be determined without regard to that portion of the Account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16). If the
value of the Participant's non-forfeitable Account balance as so determined is $5,000 or less, the Participant's entire non-forfeitable Account balance shall be considered immediately distributable. This election shall apply with respect to distributions made on or after January 1, 2002, with respect to Participants who separated from service with the Employer or an Affiliated Employer on or after _________________ (Enter a date, which may be earlier than January 1, 2002).

                                       VI.

     [ X ] ss.666 of EGTRRA - REPEAL OF MULTIPLE USE TEST

     The multiple use test described in Treasury Regulation Code ss.1.401(m)-2 and in the Plan shall not apply for Plan Years beginning after December 31, 2001.

                                      VII.

     [  X  ]ss.636(a)  of  EGTRRA  -  SUSPENSION   PERIOD   FOLLOWING   HARDSHIP
DISTRIBUTION

     1. A Participant who receives a distribution of Elective Deferrals after December 31, 2001, on account of hardship shall be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for 6 months after receipt of the distribution.

     2. A Participant who received a distribution of Elective Deferrals in calendar year 2001 on account of hardship shall be prohibited from making Elective Deferrals and Employee contributions under this and all other Plans of the Employer for six (6) months after receipt of the distribution or until January 1, 2002, if later.



     In all other respects, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement,

     DATED this _____day of December, 2001.

                                      EMPLOYER:

                                      CPM DEVELOPMENT CORPORATION:


                                       By


                                      TRUSTEE:
                                      WELLS FARGO BANK:


                                      By

                       CERTIFICATE OF CORPORATE RESOLUTION
                                       OF
                           CPM Development Corporation



     The undersigned Secretary of the above named corporation certifies that the following resolutions were adopted by the corporation on the ______ day of __________________, 20___, and that these resolutions have not been modified or rescinded as of the date this certificate is executed.


     WHEREAS, CPM Development Corporation ("Employer"), maintains a qualified retirement plan and trust known as the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"); and

     WHEREAS, the Employer has the right at any time and from time to time to amend the Plan; and

     WHEREAS, the Employer has been presented with a proposed amendment as requested by the Internal Revenue Service to comply with requirements for issuing a favorable determination letter; now, therefore be it

     RESOLVED, that Amendment Four to the Plan, effective January 1, 2001, attached hereto and incorporated by reference, be and the same hereby is adopted; and,

     RESOLVED FURTHER, that the officers of this Corporation be and they are hereby authorized and directed to take any actions necessary to effectuate the foregoing resolution.


     DATED this ______ day of ______________________, 20___.



                                        Corporate Secretary

                                 AMENDMENT FOUR

                                     TO THE
                           CPM Development CORPORATION
                         Profit Sharing Retirement Plan

     Pursuant to the right of amendment reserved to the Employer in Article 9 of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), said Employer does hereby amend, to the extent necessary to carry into effect the provisions hereinafter set forth, but not otherwise, the terms of the Plan in the following respects:

                                       I.

     Section 1.53 of the Plan shall be amended by adding the following sentence at the end of the paragraph:

     For limitation years beginning on and after January 1, 2001, for purposes of applying the limitations described in Section 6.1(b) of the Plan, (and in any other section of the Plan which references this section), compensation paid or made available during such limitation years shall include elective amounts that are not includible in the gross income of the employee by reason of Code Section 132(f)(4). This amendment shall also apply to the definition of compensation for purposes of Sections 1.14, 1.27, 1.29, 1.53 and 3.5 of the Plan for plan years beginning on and after January 1, 2001.

                                       II.

     Section 5.14(a) of the Plan shall be amended by adding the following sentence at the end of the paragraph:

     Effective January 1, 2000, "eligible rollover distribution" excludes the portion of any distribution that is attributable to a hardship withdrawal described in Code Section 401(k)(2)(B)(i)(IV).

                                      III.

     Amendment Six to the Plan that was signed on July 3, 2001, is effective as of January 1, 1997, unless otherwise stated therein.


                                       IV.

     Amendment Six to the Plan shall be amended by adding the following sentence at the end of the Section titled, "Code ss.401(m): Nondiscrimination Test for Matching and Employee Contributions":

     The Plan shall use the current year testing method for both the ADP and ACP tests.

     In all other respects, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement,

     DATED the _____ day of __________________, 20___.


                                         EMPLOYER:
                                         CPM Development Corporation


                                         By



                                          TRUSTEE:
                                          WELLS FARGO BANK


                                          By

                       CERTIFICATE OF CORPORATE RESOLUTION
                                       OF
                           CPM Development Corporation



     The undersigned Secretary of the above named corporation certifies that the following resolutions were adopted by the corporation on the ______ day of __________________, 2002, and that these resolutions have not been modified or rescinded as of the date this certificate is executed.


     WHEREAS, CPM Development Corporation ("Employer"), maintains a qualified retirement plan and trust known as the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"); and

     WHEREAS, the Employer has the right at any time and from time to time to amend the Plan; and

     WHEREAS, the Employer has been presented with a proposed amendment to give prior service credit to Employees who transfer employment from Oldcastle APG West, Inc. to an Adopting Employer; now, therefore be it

     RESOLVED, that Amendment Five to the Plan, effective January 1, 2002, attached hereto and incorporated by reference, be and the same hereby is adopted; and,

     RESOLVED FURTHER, that the officers of this Corporation be and they are hereby authorized and directed to take any actions necessary to effectuate the foregoing resolution.


     DATED this ______ day of ______________________, 2002.



     Corporate Secretary

                                 AMENDMENT FIVE

                                     TO THE
                           CPM Development CORPORATION
                         Profit Sharing Retirement Plan

     Pursuant to the right of amendment reserved to the Employer in Article 9 of the CPM Development Corporation Profit Sharing Retirement Plan ("Plan"), said Employer does hereby amend, to the extent necessary to carry into effect the provisions hereinafter set forth, but not otherwise, the terms of the Plan in the following respects:

                                       I.

     Section 1.67 of the Plan shall be amended by adding the following sentence immediately preceding the last sentence of the paragraph:

     For purposes of fulfilling eligibility requirements only, an Employee who transfers employment from Oldcastle APG West, Inc. or any of its affiliates to the Employer will also receive credit for all Years of Service with Oldcastle APG West, Inc. and any of its affiliates, if the crediting of such Years of Service does not cause the Plan to discriminate in favor of Highly Compensated Employees.

     In all other respects, the Plan shall remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Employer and Trustee have executed this Amendatory Agreement,

     DATED the _____ day of __________________, 2002.


                                             EMPLOYER:
                                             CPM Development Corporation


                                             By



                                             TRUSTEE:
                                             WELLS FARGO BANK


                                             By